THE AICPA VARIABLE ANNUITY

                   A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                 Distributed by
                           BenefitsCorp Equities, Inc.
                   ---------------------------------------------
                                    Issued by
                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


This prospectus describes interests under a flexible premium deferred annuity contract, The AICPA Variable Annuity (the "Contract"). The Contract is issued as a group contract by Great-West Life & Annuity Insurance Company (the "Company"). Participation in the group contract will be accounted for by the issuance of a certificate showing an interest under the group contract. The certificate and the Contract are hereafter collectively referred to as the "Contract."

Your investment in the Contract may be allocated among 8 Investment Divisions of the Maxim Series Account ("Series Account"). The Investment Divisions invest in various underlying funds (open-end investment companies) offered by Maxim Series Fund, Inc. ("Maxim"), Dreyfus Stock Index Fund ("Dreyfus"), Janus Aspen Series ("Janus Aspen"), Neuberger & Berman Advisers Management Trust ("Neuberger & Berman") and Templeton Variable Product Series Fund ("Templeton").

The minimum initial investment is $5,000 or $1,000 if made under an Automatic Contribution Plan ("ACP"). The minimum subsequent Contribution is $250 (or $100 per month if made under an ACP).




There are no sales, redemption, surrender or withdrawal charges. The Contract provides a Free Look Period of 10 days from your receipt of the Contract (or longer, if required by state law), during which time you may cancel your investment in the Contract. During the Free Look Period, all Contributions allocated to an Investment Division will be allocated first to the Money Market Investment Division and will remain there until the next Transaction Date following the end of the Free Look Period plus.



Your Annuity Account Value will increase or decrease based on the investment performance of the options you select. You bear the entire investment risk under the Contract prior to the Payment Commencement Date for all amounts in your Variable Sub-Accounts. While there is a guaranteed death benefit, there is no guaranteed or minimum Annuity Account Value on amounts allocated to Investment Divisions. Therefore, the Annuity Account Value you receive could be less than the total amount of your Contributions.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

                             Prospectus Dated September 1, 1998

The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.


About This Prospectus: This Prospectus concisely presents important information you should have before investing in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated , 1998 (as may be amended from time to time), and filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus, and may be obtained without charge by contacting the Annuity Service Center at 800-355-1608 P.O. Box 1700, Denver, Colorado 80201.

                               TABLE OF CONTENTS

                                                                            Page


DEFINITIONS..................................................................4
KEY FEATURES OF THE ANNUITY................................................. 6
VARIABLE ANNUITY FEE TABLE...................................................8
EXAMPLES.....................................................................9

GREAT-WEST LIFE & ANNUITY  INSURANCE COMPANY

           AND THE SERIES ACCOUNT ..........................................10
THE ELIGIBLE FUNDS..........................................................11
APPLICATIONS AND CONTRIBUTIONS..............................................13
ANNUITY ACCOUNT VALUE.......................................................14
TRANSFERS...................................................................15
CASH WITHDRAWALS............................................................17
TELEPHONE TRANSACTIONS......................................................18
DEATH BENEFIT...............................................................18
CHARGES AND DEDUCTIONS......................................................20
PAYMENT OPTIONS.............................................................22
FEDERAL TAX MATTERS ........................................................26
ASSIGNMENTS OR PLEDGES......................................................29
PERFORMANCE DATA ...........................................................30
DISTRIBUTION OF THE CONTRACTS...............................................32
VOTING RIGHTS.............................................................. 32
RIGHTS RESERVED BY THE COMPANY..............................................32
LEGAL PROCEEDINGS ..........................................................33
LEGAL MATTERS...............................................................33
AVAILABLE INFORMATION.......................................................33



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THIS PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION IN WHICH
SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.
  --------------------------------------------------------------------------


                 The Contract is not available in all states.

  --------------------------------------------------------------------------

                                  DEFINITIONS
  --------------------------------------------------------------------------

Accumulation Period - The period between the Effective Date and the Payment Commencement Date.

Annuitant - The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. If a Contingent Annuitant is named, then the Annuitant will be considered the Primary Annuitant. While the Annuitant is living and at least 30 days prior to the annuity commencement date, the Owner may, by Request, change the Annuitant.

Annuity Account - An account established by the Company in the name of the Owner that reflects all account activity under this Contract.

Annuity Account Value - The sum of the Variable Sub-Accounts credited to the Owner under the Annuity Account; less Transfers, partial withdrawals, amounts applied to an annuity option, periodic withdrawals, charges deducted under the Contract and, less Premium Tax, if any.

Annuity Payment Period - The period beginning on the annuity commencement date and continuing until all annuity payments have been made under the Contract.


Annuity Service Center - P.O. Box 1700, Denver, Colorado 80201, telephone 800-355-1608.


Annuity Unit - An accounting measure used to determine the dollar value of any variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan ("ACP") - A plan which allows for automatic periodic Contributions. The Contribution amount will be withdrawn from a designated pre-authorized account and automatically credited to the Annuity Account.

Beneficiary - The person(s) designated by the Owner, in the application, or as subsequently changed by the Owner by Request, to receive any death benefit which may become payable under the terms of the Contract. If the surviving spouse of an Owner is the surviving Joint Owner, the surviving spouse will become the Beneficiary upon such Owner's death and may elect to take the death benefit, if any, or elect to continue the Contract in force.

Company - Great-West Life & Annuity Insurance Company, the issuer of this annuity, located at 8515 East Orchard Road, Englewood, Colorado 80111.

Contingent Annuitant - The person named in the application, unless later changed by the Owner by Request while the Annuitant is alive and before annuity payments have commenced, who becomes the Annuitant when the Primary Annuitant dies. No new Contingent Annuitant may be designated after the death of the Primary Annuitant.

Contributions - Purchase amounts received under the Contract and allocated to the Variable Sub-Account(s) prior to any Premium Tax or other deductions.

Effective Date - The date on which the first Contribution is credited to the Annuity Account.

Eligible Fund - A registered management investment company, or portfolio thereof, in which the assets of the Series Account may be invested.

Investment Division - A division of the Series Account containing the shares of an Eligible Fund. There is an Investment Division for each Eligible Fund.

Non-Qualified Annuity Contract - An annuity contract which is not intended to be part of a qualified retirement plan and is not intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.

Owner (Joint Owner) or You - The person(s), while the Annuitant is living, named in the Contract Data Page who is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. Any reference to Owner in the singular tense shall include the plural, and vice versa, as applicable.

Payment Commencement Date - The date on which annuity payments or periodic withdrawals commence under a payment option. The Payment Commencement Date must be at least one year after the Effective Date of the Contract. If a Payment Commencement Date is not shown on the Contract Data Page, annuity payments will commence on the first day of the month of the Annuitant's 91st birthday. The Payment Commencement Date may be changed by the Owner within 60 days prior to commencement of annuity payments or it may be changed by the Beneficiary upon the death of the Owner.

Premium Tax - The amount of tax, if any, charged by a state or other governmental authority.

Request - Any written, telephoned, or computerized instruction in a form satisfactory to the Company and received at the Annuity Service Center (or other annuity service center subsequently named) from the Owner or the Owner's designee (as specified in a form acceptable to the Company) or the Beneficiary (as applicable) as required by any provision of the Contract or as required by the Company. All Requests are subject to any action taken or payment made by the Company before it was processed.

Series Account - The segregated account established by the Company under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Surrender Value - The Annuity Account Value on the effective date of the surrender, less Premium Tax, if any.

Transaction Date - The date on which any Contribution or Request from the Owner will be processed by the Company at the Annuity Service Center. Contributions and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next business day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer - The moving of money from and among the Investment Division(s).

Variable Sub-Accounts - The sub-division(s) of the Owner's Annuity Account containing the value credited to the Owner under the Annuity Account from an Investment Division.

We, our, us, or GWL&A:  Great-West Life & Annuity Insurance Company.

 ----------------------------------------------------------------------------

                          KEY FEATURES OF THE ANNUITY
 ----------------------------------------------------------------------------


The Contract currently allows you to invest in your choice of 8 different Investment Divisions of the Series Account. The Investment Divisions invest in various underlying funds offered by Maxim Series Fund, Dreyfus, Janus Aspen, Neuberger & Berman, and Templeton. Your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the Investment Division you select. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.


Who should invest. The Contract is designed for investors who are seeking long-term tax deferred asset accumulation with a wide range of investment options. The Contract can be used for retirement or other long-term investment purposes. The deferral of income taxes is particularly attractive to investors in high federal and state tax brackets who have already fully taken advantage of their ability to make IRA contributions or "pre-tax" contributions to their employer sponsored retirement or savings plans.


A Wide Range of Variable Investment Choices. The Contract gives you an opportunity to select among 8 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund.

The distinct investment objectives and policies for each Eligible Fund are more fully described in their individual fund prospectuses which are available from the Annuity Service Center, P.O. Box 1700, Denver, Colorado 80201, or via telephone at 800-355-1608.

How to Invest. You must complete a Contract application form in order to invest in the Contract and you must pay by check. The minimum initial investment is $5,000. Subsequent investments must be at least $250. The minimum initial investment may be reduced to $1,000 should the Owner agree to make additional $100 per month minimum recurring deposits through an ACP.


Free Look Period. The Contract provides for a Free Look Period which allows you to cancel your investment generally within 10 days of your receipt of the Contract. You can cancel the Contract during the Free Look Period by delivering or mailing the Contract to the Annuity Service Center. The cancellation is not effective unless we receive a notice which is postmarked before the end of the Free Look Period. If the Contract is returned, the Contract will be void from the start and the greater of: (a) Contributions received less surrenders, withdrawals and distributions, or (b) the Annuity Account Value less surrenders, withdrawals and distributions, will be refunded. These procedures may vary where required by state law. (See "Application and Contributions.")


Allocation of the Initial Investment. The initial Contribution allocated to an Investment Division will be allocated to the Maxim Money Market Investment Division until the next Transaction Date following the end of the Free Look Period. At that time, the Annuity Account Value will be allocated to the Investment Divisions in accordance with your instructions. (See "Annuity Account Value")


Charges and Deductions Under the Contract. The Contract is a "no load" variable annuity and, as such, imposes no sales, redemption or withdrawal charges.


For Contracts having an Annuity Account Value of less than $25,000, a Contract Maintenance Charge of no more than $30 will be deducted annually from your Annuity Account Value. There will be a transfer fee of $10 for each Transfer in excess of twenty-four Transfers per calendar year. (See "Charges and Deductions," for more information.) GWL&A also deducts from the net asset value of the Series Account an amount, computed daily, equal to and annual rate of 0.50% for mortality and expense risk guarantees. (See "Charges and Deductions" for more information.)


Depending on your state of residence, we may deduct a charge for Premium Tax from purchase payments or amounts withdrawn or at the Payment Commencement Date. (See "Charges and Deductions," for more information.)

Transfers. You may transfer your Annuity Account Value among the Investment Divisions as often as you like with no immediate tax consequences. You may make a Transfer Request to the Annuity Service Center. A transfer fee may apply. (See "Charges and Deductions.")


Full and Partial Withdrawals. You may withdraw all or part of your Annuity Account Value before the earlier of the annuity commencement date you selected or the Annuitant's or Owner's death. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax. The minimum partial withdrawal is $250. There is no limit on the number of withdrawals made. The Company may delay payment of withdrawals from your Variable Sub-Accounts by up to 7 days. (See "Cash Withdrawals.")

Annuity Options. Beginning on the first day of the month immediately following the Payment Commencement Date you select, you may elect to receive annuity payments on a variable basis. (The default date is the first day of the month that the Annuitant attains age 91.) A wide range of annuity options are available to provide flexibility in choosing an annuity payment schedule that meets your particular needs. These annuity options include alternatives designed to provide payments for life, with or without a guaranteed minimum number of payments. (See "Payment Options.")


Death Benefit. The amount of the death benefit, if payable before annuity payments commence, will be the greater of (a) the Annuity Account Value as of the date a Request for payment is received, less Premium Tax, if any; or (b) the sum of Contributions paid, less partial withdrawals and Periodic Withdrawals, less charges deducted under the Contract, if any, less Premium Tax, if any. (See "Death Benefit.")


Customer Service. Professional representatives are available toll-free to assist you. If you have any questions about your Contract, please telephone the Annuity Service Center (800-355-1608) or write to the Annuity Service Center at P.O. Box 1700, Denver, Colorado 80201. All inquiries should include the Contract number and the Owner's name. As a Contract Owner you will receive periodic statements confirming any transactions relating to your Contract, as well as a quarterly statement and an annual report.

                          VARIABLE ANNUITY FEE TABLE


      The purpose of this table and the examples that follow is to assist you in understanding the various costs and expenses that you will bear directly or indirectly when investing in the Contract. The table and examples reflect expenses related to the Investment Divisions as well as of the Eligible Funds. The table assumes that the entire Annuity Account Value is allocated to one or more Investment Divisions. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions," and with the Eligible Funds' prospectuses. In addition to the expenses listed below, Premium Tax may be applicable.



Contract Owner Transaction Expenses1


Sales Load                          None
Surrender Fee                             None
Transfer Fee (First 24 Per Year)2               None
Annual Contract Maintenance Charge3 $30.00


Investment Division Annual Expenses
(as a percentage of average account value)


Administrative Expense Charge                   0.00%
Other Fees and Expenses             0.00%
Mortality and Expense  Risk Charge   0.50%
Total Investment Division Annual Expenses0.50%

                        Eligible Fund Annual Expenses
                (as a percentage of Eligible Fund net assets)

Portfolio                         Management   Other       12b-1  Total Eligible
                                  Fees         Expenses    Fees    Fund Expenses

Maxim Money Market Portfolio      .46%         0%          0%        .46%
Janus   Aspen   Flexible   Income .65%         10%         0%        .75%
Portfolio
Maxim     T.      Rowe      Price .80%         .11%        0%        .91%
Equity/Income Portfolio
Maxim INVESCO Balanced Portfolio  1.00%        0%          0%        1.00%
Dreyfus Stock Index Fund          .245%        .035%       0%        .28%%
Maxim Growth Index Portfolio      .60%         0%          0%        .60%
Neuberger  & Berman AMT  Partners .56%         30%         0%        .86%%
Investments
Templeton    International   Fund .69%         .19%        0%        .88%
(Class 1) (1)



(1) Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997 as though such fees had been in effect the entire year. Actual Management Fees and Total Fund Operating Expenses before May 1, 1997 were lower. December 31, 1997 year end expenses were .81% for the Templeton International Fund (Class 1).

For a more complete description of the Eligible Funds' fees and expenses, see their respective prospectuses.


                      Examples


If you retain, annuitize, or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the mortality and expense risk charge and administrative expense Contract:der any


Investment Divisions

          1 Year
          3 Years
          5 Years
          10 Years

Maxim Money Market Portfolio       $14         $42         $73         $160
Janus  Aspen  Flexible  Income     $17         $51         $88         $192
Portfolio
Maxim    T.     Rowe     Price     $18         $56         $97         $209
Equity/Income Portfolio(1)
Maxim     INVESCO     Balanced     $19         $59        $101         $219
Portfolio
Dreyfus Stock Index Fund           $12         $37         $63         $140
Maxim Growth Index Portfolio       $15         $47         $80         $176
Neuberger    &   Berman    AMT     $18         $55         $94         $204
Partners Investments
Templeton  International  Fund     $23         $55         $95         $206
(Class 1)


These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the Contract.

The purpose of the table shown above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more information pertaining to these costs and expenses, see "Charges and Deductions."

These examples assume that no premium taxes have been assessed (although premium taxes may be applicable - see "Premium Tax").


The Eligible Fund Annual Expenses and these examples are based on data provided by the Eligible Funds. The Company has no reason to doubt the accuracy or completeness of that data, but the Company has not verified the Eligible Fund's (other than the Maxim Portfolios) figures. In preparing the Eligible Fund Expense table and the Examples, the Company has relied on the figures provided by the Eligible Funds.

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                     GREAT-WEST LIFE  & ANNUITY INSURANCE
COMPANY
                      AND THE SERIES ACCOUNT
 ----------------------------------------------------------------------------

Great-West    Life   &    Annuity
Insurance Company  ("GWL&A")

      The Company is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to
Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, GWL&A redomesticated and is now organized under the laws of the state of Colorado.

      GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in the District of Columbia, Puerto Rico and 49 states in the United States.

     GWL&A is a wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-West Life"). Great-West Life is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

The Series Account

      The Maxim Series Account ("Series Account") was originally established by GWL&A under Kansas law on June 24, 1981. The Series Account now exists pursuant to Colorado law as a result of the redomestication of GWL&A. The Series Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940, as amended ("1940 Act"), as a unit investment trust. The Series Account meets the definition of a "separate account" under the federal securities laws. However, such registration does not involve supervision of the management of the Series Account or the Company by the Commission.

      The Company does not guarantee the investment performance of the Series Account. Annuity Account Value and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Contract Owner bears the full investment risk for all Contributions allocated to the Series Account.

      The Series Account is administered and accounted for as part of the general business of the Company; but the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division in accordance with the terms of the Contract, without regard to other income, capital gains or capital losses of any other Investment Division or arising out of any other business the Company may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business the Company may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of the Company.


      The Series Account currently has 8 Investment Divisions available for allocation of Contributions under the Contract. If, in the future, the Company determines that marketing needs and investment conditions warrant, it may establish additional Investment Divisions which will be made available to Owners to the extent and on a basis to be determined by the Company, (See "Addition, Deletion, or Substitution," for more information). Each Investment Division invests in shares of an Eligible Fund, each having a specific investment objective.

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                        THE ELIGIBLE FUNDS
 ----------------------------------------------------------------------------

      The Eligible Funds described below are offered exclusively for use as funding vehicles for insurance products and, consequently, are not publicly available mutual funds. Each Eligible Fund has separate investment objectives and policies. As a result, each Eligible Fund operates as a separate investment portfolio and the investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund. See the Eligible Funds' prospectuses for more information.


o the Maxim Money Market Portfolio seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives through investments in short-term money market securities. Shares of the Maxim Money Market Portfolio are neither insured nor guaranteed by the U.S. Government. Further, there is no assurance that the Portfolio will be able to maintain a stable asset value of $1.00 per share.

Janus Aspen Flexible Income Portfolio seeks to obtain maximum total return, from a combination of income and capital appreciaton. The Portfolio pursues its objective primarily through investments in income-producing securities.

o the Maxim T. Rowe Price Equity/Income Portfolio seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


o the Maxim INVESCO Balanced Portfolio seeks to achieve a high total return on investment through capital appreciation and current income. The Portfolio invests in a combination of common stocks (normally 50% to 70% of total assets) and fixed income securities (normally 25% or more).


Dreyfus Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.


o the Maxim Growth Index Portfolio seeks to provide investment results, before fees, that correspond to the total return of the Russell 1000 Growth Index. The Russell 1000 Growth Index was developed by the Frank Russell Company to track stock market performance of stocks from the Russell 1000 Index exhibiting certain characteristics suggesting growth potential. The Frank Russell Company is not a sponsor of, or in any other way affiliated with the Portfolio or the Fund.


o the Neuberger & Berman AMT Partners Investments seeks capital growth. This investment objective is non-fundamental. Neuberger & Berman AMT Partners Investments invests principally in common stocks of medium to large capitalization established companies using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk.

o the Templeton International Fund's investment objective is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

     The investment adviser of Maxim Series Fund, Inc. is GW Capital Management, LLC. The Maxim T. Rowe Price Equity/Income Portfolio is managed on a sub-advisory basis by T. Rowe Price Associates, Inc. of Baltimore, Maryland. The Maxim INVESCO Balanced Portfolio is managed on a sub-advisory basis by INVESCO Trust Company of Denver, Colorado. The investment adviser of Janus Aspen Flexible Income Portfolio is Janus Capital Corporation. The investment adviser of the Dreyfus Stock Index Fund is The Dreyfus Corporation. Neuberger & Berman AMT Partners Investments is managed by Neuberger & Berman Management Incorporated. The investment adviser of the Templeton International Fund is Templeton Investment Counsel, Inc.

                                ***

      Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT ANY OF THESE ELIGIBLE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

      Each Eligible Fund is registered with the Commission as an open-end management investment company or portfolio thereof. The Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

      Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. In the event of a material conflict, the affected insurance companies are required to take any necessary steps to resolve the matter, including stopping their separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.


      Additional information concerning the investment objectives and policies of all of the Eligible Funds and the investment advisory services and administrative services and charges can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling the Annuity Service Center at 800-355-1608, or by writing to Annuity Service Center, P.O. Box 1700, Denver, Colorado 80201. The Eligible Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Investment Divisions.


Addition,       Deletion,      or
Substitution


      GWL&A reserves the right to eliminate the shares of any Eligible Fund held by an Investment Division and to substitute shares of another Eligible Fund or of another investment company, for the shares of any Eligible Fund, if the shares of the Eligible Fund are no longer available for investment or if, in GWL&A's discretion, it determines to discontinue any Eligible Fund. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in an Investment Division will not be made without prior notice to the Owners and the prior approval of the Commission. Nothing contained herein shall prevent the Series Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of Requests made by you.


      New Investment Divisions may be established when, in our discretion, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to Owners on a basis to be determined by us. Each additional Investment Division will purchase shares in a Eligible Fund or in another mutual fund or investment vehicle. We may also eliminate one or more Investment Divisions if, in our sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Investment Division is eliminated, we will notify the Owners and request a re-allocation of the amounts invested in the eliminated Investment Division.

      In the event of any such substitution or change, we may make such changes to your Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Series Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts. Such changes will be made in compliance with applicable law.

 ----------------------------------------------------------------------------

                   APPLICATION AND CONTRIBUTIONS
 ----------------------------------------------------------------------------

Contributions

      All Contributions may be paid at the Annuity Service Center by a check payable to GWL&A.


      The initial Contribution for the Contract must be at least $5,000. Subsequent Contributions must be at least $250. This minimum initial investment may be reduced to $1,000, but only if you participate in an Automatic Contribution Plan and contribute at least $100 per month through a recurring deposit. A confirmation will be issued to you upon the acceptance of each Contribution.


      Your Contract will be issued and your Contribution generally will be accepted and credited within two business days after receipt of an acceptable application and receipt of the initial Contribution at the Annuity Service Center. All Contributions should be paid to the Annuity Service Center by check (payable to GWL&A). Acceptance is subject to there being sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

      The Annuity Service Center will process your application and Contributions. If your application is complete, then the Contribution will generally be credited within two business days following receipt of the application. If your application is incomplete, the Annuity Service Center will contact you for the additional information.

      If your Contribution is by check, and the application is complete, GWL&A will use its best efforts to credit the Contribution on the day of receipt, but in all such cases it will be credited to your Contract within two business days of receipt. If your application is incomplete, the Annuity Service Center will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you both the check and the application unless you consent to our retaining the initial Contribution and crediting it as soon as the requirements are fulfilled.

      A Contract may be returned within ten days after receipt, or longer where required by law ("Free Look Period"). During the Free Look Period, all contributions will be processed as follows:


(1) Amounts the Owner has directed to be allocated to one or more of the Investment Divisions will first be allocated to the Money Market Investment Division until the next Transaction Date following the end of the Free Look Period. On that date, the Annuity Account Value held in the Money Market Investment Division will be allocated to the Investment Divisions selected by the Owner.


(2) During the Free Look Period, you may change the allocation percentages among the Investment Divisions and/or your selection of Investment Divisions to which Contributions will be allocated after the Free Look Period.

(3) If the Contract is returned, the contract will be void from the start and the greater of: (a) Contributions received less surrenders, withdrawals and distributions or (b) the Annuity Account Value less surrenders, withdrawals and distributions, will be refunded. Exercising the return privilege requires the return of the Contract to the Company or to the Annuity Service Center.


      Additional Contributions may be made at any time prior to the Payment Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $250 or $100 per month if under an ACP. Additional contributions will be credited within two days following receipt. Total Contributions may exceed $1,000,000 with our prior approval.


      The Company reserves the right to modify the limitations set forth in this section.

 ----------------------------------------------------------------------------

                       ANNUITY ACCOUNT VALUE
 ----------------------------------------------------------------------------


      Before the annuity commencement date, the Annuity Account Value is the total dollar amount of all Accumulation Units under each of your Variable Sub-Accounts. Initially, the value of each Accumulation Unit was set at $10.00. Each Variable Sub-Account's value prior to the Payment Commencement Date is equal to: (a) net Contributions allocated to the corresponding Investment Division; plus or minus (b) any increase or decrease in the value of the assets of the Variable Sub-Account due to investment results; less (c) the daily
Mortality and Expense Risk Charge; less (d) reductions for the Contract Maintenance Charge deducted on the last business day of each Contract Year; less
(e) any applicable Transfer Fees; and less (f) any withdrawals or Transfers from the Variable Sub-Account.


      A Valuation Period is the period between successive Valuation Dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for regular business. The value of an Investment Division's assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

      The Annuity  Account Value is expected to change from Valuation  Period to
Valuation  Period,   reflecting  the  investment   experience  of  the  selected
Investment Division(s) as well as the deductions for charges.


      Contributions which you allocate to an Investment Division are used to purchase Variable Accumulation Units in the Investment Division(s) you select. The number of Accumulation Units to be credited will be determined by dividing the portion of each Contribution allocated to the Investment Division by the value of an Accumulation Unit determined at the end of the Valuation Period during which the Contribution was received. In the case of the initial
Contribution, Accumulation Units for that payment will be credited to the Annuity Account Value held in the Money Market Investment Division until the end of the Free Look Period (see "Application and
Contributions," for more information). In the case of any subsequent Contribution, Accumulation Units for that payment will be credited at the end of the Valuation Period during which we receive the Contribution. The value of an Accumulation Unit for each Investment Division for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division's Net Investment Factor for the Valuation Period.


      The Net Investment Factor is determined by dividing (a) by (b), then subtracting (c) where.

(a) is the net result of: The net asset value per share of the Eligible Fund shares held in the Investment Division as of the end of the Valuation Period; plus or minus The per-share amount of any dividend or capital gain distributions made by the underlying fund on shares held in the Investment Division if the "ex-dividend" date occurs in the Valuation Period; plus or minus A per share charge or credit for any taxes incurred by or provided for in the Investment Division which is determined by GWL&A to have resulted from the investment operations of the Investment Division; and

(b) is the net result of: The net asset value per share of the underlying fund shares held in the Investment Division as of the end of the last prior Valuation Period; and

(c) is: The daily Mortality and Expense Risk Charge times the number of calendar days in the current Valuation period.

       The daily Administrative Expense Charge times the number of calendar days in the current Valuation Period.


----------------------------------------------------------------------------

                             TRANSFERS

----------------------------------------------------------------------------

In General

      Prior to the Payment Commencement Date you may Transfer all or part of your Annuity Account Value among the Investment Divisions by telephone or by sending a Request to the Annuity Service Center. The Request must specify the amounts being Transferred, the Investment Division(s) from which the Transfer is to be made, and the Investment Division(s) that will receive the Transfer.


      Currently, there is no limit on the number of Transfers you can make among the Investment Divisions during any calendar year. There is no charge for the first twenty-four Transfers each calendar year, but there will be a charge of $10 for each additional Transfer in each calendar year. We reserve the right to limit the number of Transfers you make. The charge will be deducted from the amount transferred. All Transfers made on a single Transaction Date will be aggregated to count as only one Transfer toward the twenty-four free Transfers; however, if a one time rebalancing Transfer also occurs on the Transaction Date, it will be counted as a separate and additional Transfer.


      A Transfer generally will be effective on the date the Request for Transfer is received by the Annuity Service Center if received before 4:00 p.m. Eastern Time. Under current law, there will not be any tax liability to you if you make a Transfer.

      Transfers involving the Investment Divisions will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being Transferred to or from a particular Investment Division. The purchase and/or cancellation of such units generally shall be made using the Annuity Account Value as of the end of the Valuation Date on which the Transfer is effective.

Possible Restrictions

      We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time. For example, restrictions may be necessary to protect Owners from adverse impacts on portfolio management of large and/or numerous Transfers by market timers or others. We have determined that the movement of significant amounts from one Investment Division to another may prevent the underlying Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs which must be indirectly borne by Owners. Therefore, we reserve the right to require that all Transfer Requests be made by the Owner and not by an Owner's designee and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be manually signed by the Owner; facsimile Transfer Requests may not be allowed. Transfers among the Investment Divisions may also be subject to such terms and conditions as may be imposed by the Eligible Funds.

Custom   Transfer:   Dollar  Cost
Averaging (Automatic Transfers)


      The Owner may Request to automatically Transfer at regular intervals, predetermined amounts from one Investment Division selected from among those being allowed under this option (which may be modified by the Company from time to time) to any of the other Investment Divisions. The intervals between Transfers may be monthly, quarterly, semi-annually or annually. The Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. If there are insufficient funds in the applicable Variable Sub-Account on the date of Transfer, no Transfer will be made; however, Dollar Cost Averaging will resume once there are sufficient funds in the applicable Variable Sub-Account. Dollar Cost Averaging will terminate automatically upon the annuity commencement date. Amounts transferred through Dollar Cost Averaging are not counted against the twenty-four free Transfers allowed in a calendar year.


      Automatic Transfers must meet the following conditions:

     1. The minimum amount that can be Transferred out of the selected Investment Division is $100 per month.

      2. The Owner must specify dollar amount to be Transferred, designate the Investment Division(s) to which the Transfer will be made and the percent to be allocated to such Investment Division(s). The Accumulation Unit values will be determined on the Transfer Date.

      Dollar Cost Averaging may be used to purchase Accumulation Units of the Investment Divisions over a period of time. The Owner, by Request, may cease Dollar Cost Averaging at any time. Participation in Dollar Cost Averaging does not, however, assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend or terminate Dollar Cost Averaging at any time.

Custom    Transfer:    Rebalancer
Option

      The Owner may Request to automatically Transfer among the Investment Divisions on a periodic basis by electing the Rebalancer Option. This option automatically reallocates the Annuity Account Value to maintain a particular allocation among Investment Divisions selected by the Owner. The amount allocated to each Investment Division will increase or decrease at different rates depending on the investment experience of the Investment Division.


      The Owner may Request that the rebalancing occur one time only, in which case the Transfer will take place on the Transaction Date of the Request. This Transfer will count as one Transfer towards the twenty-four free Transfers allowed in a calendar year. (See "Transfer Fee," for more information.)

      Rebalancing may also be set up on a quarterly, semiannual or annual basis, in which case the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. On the Transaction Date for the specified Request, assets will be automatically reallocated to the selected Investment Divisions. Rebalancing will continue on the same Transaction Date for subsequent periods. In order to participate in the Rebalancer Option, the entire Annuity Account Value must be included. Transfers set up with these frequencies will not count against the twenty-four free Transfers allowed in a calendar year.


      The Owner must specify the percentage of Annuity Account Value to be allocated to each Investment Division and the frequency of rebalancing. The Owner, by Request, may modify the allocations or cease the Rebalancer Option at any time. The Rebalancer Option will terminate automatically upon the Payment Commencement Date. Participation in the Rebalancer Option and Dollar Cost Averaging at the same time is not allowed. Participation in the Rebalancer Option does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the Rebalancer Option at any time.


----------------------------------------------------------------------------

                         CASH WITHDRAWALS

----------------------------------------------------------------------------

Withdrawals

      You (the Owner) may withdraw from the Contract all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payments commence by Request at the Annuity Service Center subject to the rules below. Federal or state laws, rules or regulations may apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, on the effective date of the surrender, and less any applicable Premium Tax. No withdrawals may be made after the date annuity payments commence. A Request for a partial withdrawal will result in a reduction in your Annuity Account Value equal to the sum of the dollar amount withdrawn.


      The minimum partial withdrawal is $250. Partial withdrawals are unlimited; however, you must specify the Investment Division(s) from which the withdrawal is to be made. After any partial withdrawal, if the remaining Annuity Account Value is less than $2,000, then a full surrender may be required.


      The following terms apply:

     (a) No partial withdrawals are permitted after the date annuity payments commence.

      (b)   A partial withdrawal will be effective on the Transaction Date.

      Withdrawals may be taxable (this includes Periodic Withdrawals, discussed below). Moreover, the Internal Revenue Code (the "Code") provides that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals. The Code generally requires us to withhold federal income tax from withdrawals. However, generally you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal which is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. (See "Federal Tax Matters," for more information.)

      Withdrawal Requests must be in writing to ensure that your instructions regarding withholding are followed. If an adequate election is not made, the Request will be denied and no withdrawal or partial withdrawal will be processed.

      After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

 ----------------------------------------------------------------------------

                      TELEPHONE TRANSACTIONS
 ----------------------------------------------------------------------------

      We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. However, we may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transactions may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone.

      We reserve the right to suspend telephone transaction privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

 ----------------------------------------------------------------------------

                           DEATH BENEFIT
 ----------------------------------------------------------------------------

Payment of Death Benefit


      Before the date annuity payments commence, the death benefit, if any, will be equal to the greater of: (a) the Annuity Account Value as of the date the Request for payment is received, less Premium Tax, if any, or (b) the sum of Contributions paid, less partial withdrawals and/or Periodic Withdrawals, less Premium Tax, if any. The death benefit will become payable following the Company's receipt of a Request from the Beneficiary. When an Owner or the Annuitant dies before the annuity commencement date and a death benefit is payable to a Beneficiary, the death benefit proceeds will remain invested in accordance with the allocation instructions given by the Owner(s) until new allocation instructions are Requested by the Beneficiary or until the death benefit is actually paid to the Beneficiary. The death benefit will be determined as of the date payments commence; however, on the date a payment option is processed, the Annuity Account Value will be Transferred to the Money Market Investment Division unless the Beneficiary otherwise elects by Request. Subject to the distribution rules set forth below, payment of the death benefit may be Requested to be made as follows:


            1.    Payment   in  a  single sum; or
            2. Payment under any of the variable annuity options provided under this Contract.

      In any event, no payment of benefits provided under the Contract will be allowed that does not satisfy the requirements of Section 72(s) of the Code and any other applicable federal or state laws, rules or regulations.

Distribution Rules

1.  Death of Annuitant

      Upon the death of the Annuitant while the Owner is living, and before the annuity commencement date, the Company will pay the death benefit to the Beneficiary unless there is a Contingent Annuitant.

      If a Contingent Annuitant was named by the Owner(s) prior to the Annuitant's death, and the Annuitant dies before the annuity commencement date while the Owner and Contingent Annuitant are living, no death benefit will be payable by reason of the Annuitant's death and the Contingent Annuitant will become the Annuitant.

      If the Annuitant dies after the date annuity payments commence and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as under the payment option applicable to the Annuitant on the Annuitant's date of death.

      If a corporation or other non-individual is an Owner, or if the deceased Annuitant is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

2.  Death of Owner

      If the  Owner  is  not  the
Annuitant:

      (1) If there is a Joint Owner who is the surviving spouse of the deceased Owner, the Joint Owner will become the Owner and Beneficiary and may elect to take the death benefit or elect to continue the Contract in force.

      (2) In all other cases, the Company will pay the death benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse and the Beneficiary elects to become the Owner and Annuitant and to continue the Contract in force.

      If the Owner is not the Annuitant, and the Owner dies after annuity payments commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant at least as rapidly as under the payment option applicable on the Owner's death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

      If   the   Owner   is   the
Annuitant (Owner/Annuitant):

      (1) If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

      (2) If there is a Joint Owner who is the surviving spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the death benefit or continue the Contract in force.

      (3) In all other cases, the Company will pay the death benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse and the Beneficiary Requests to become the Owner and Annuitant and to continue the Contract in force.

      Any death  benefit  payable
to  the   Beneficiary   upon   an
Owner's     death     will     be
distributed as follows:

      (1) If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse will be treated as the Owner and will be allowed to take the death benefit or continue the Contract in force; or

      (2) If the Beneficiary is a non-spouse individual, she/he may elect, not later than one year after the Owner's date of death, to receive the death benefit in either a single sum or payment under any of the variable annuity options available under the Contract, provided that (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and (b) such distributions begin not later than one year after the Owner's date of death. If no election is received by the Company from a non-spouse Beneficiary such that substantially equal installments have begun not later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The death benefit will be determined as of the date the payments commence; or

      (3) If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the death benefit must be completely distributed within five years of the Owner's date of death.

Beneficiary

      You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable. You may change the Beneficiary any time before the Annuitant's death.

      You may, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by the Annuity Service Center, unless a certain date is specified by the Owner. If the Owner dies before the Request was processed, the change will take effect as of the date the Request was made, unless the Company has already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

      The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, the Company will pay the death benefit proceeds to the Owner's estate.

      If the surviving spouse of an Owner is the surviving Joint Owner, the surviving spouse will become the Beneficiary upon such Owner's death and may elect to take the death benefit or may elect to continue the Contract in force. If there is no surviving Joint Owner, and no named Beneficiary is alive at the time at the time of an Owner's death, any benefits payable will be paid to the Owner's estate.

Contingent Annuitant

      While the Annuitant is living, the Owner(s) may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed at the Annuity Service Center, unless a certain date is specified by the Owner(s).

 ----------------------------------------------------------------------------

                      CHARGES AND DEDUCTIONS
 ----------------------------------------------------------------------------

      No  deductions  are made  from  Contributions  except  for any  applicable
Premium Tax. Therefore, the full amount of the Contributions (less any applicable Premium Tax) are invested in the Contract.

      As more fully described below, charges under the Contract are assessed only as deductions for Premium Tax, if applicable, for certain Transfers, as a Contract Maintenance Charge and as charges against the assets in the Owner's Variable Sub-Account(s) for our assumption of mortality and expense risks.

Mortality and Expense Risk Charge


      We deduct a Mortality and Expense Risk Charge from your Variable Sub-Account(s) at the end of each Valuation Period to compensate us for bearing certain mortality and expense risks under the Contract. This is a daily charge equal to an effective annual rate of 0.50% of the value of the net assets in your Variable Sub-Account(s). The approximate portion of this charge attributable to mortality risks is 0.35%; the approximate portion of this charge estimated to be attributable to expense risk is 0.15%. We guarantee that this charge will never increase.


      The Mortality and Expense Risk Charge is reflected in the unit values for each of your Variable Sub-Accounts. Thus, this charge will continue to be applicable should you choose a variable annuity payment option or the periodic withdrawal option.

      Annuity Account Values and annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the annuity tables and other provisions contained in the Contract. Thus you are assured that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the Contract.

      We bear substantial risk in connection with the death benefit before the annuity commencement date, since we will pay a death benefit equal to the greater of: (1) the Annuity Account Value as of the later of the date of death or the date the Request for payment is received, less Premium Tax, if any; or,
(2) the sum of the Contributions paid, less partial withdrawals and/or Periodic Withdrawals, less any charges under Contract less Premium Tax, if any (i.e., we bear the risk of unfavorable experience in your Variable Sub-Accounts).

      The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than anticipated, or exceed the amount recovered through the Contract Maintenance Charge plus the amount, if any, recovered through Transfer Fees.

      If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. Conversely, if this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Contract Maintenance Charge

      We currently deduct an annual Contract Maintenance Charge of not more than $30 from the Annuity Account Value only on each Contract anniversary date. This charge partially covers our costs for administering the Contracts and the Series Account. Once you have selected a payment option, this charge will cease to apply other than for the Periodic Withdrawal Option. The Contract Maintenance Charge is deducted from your Annuity Account Value allocated to the Money Market Investment Division. If you do not have sufficient Annuity Account Value allocated to the Money Market Investment Division to cover the Contract Maintenance Charge, then the charge or any portion thereof will be deducted on a pro rata basis from all your Variable Sub-Accounts with current value. The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $25,000. If your Annuity Account Value falls below $25,000 due to a withdrawal, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $25,000. We do not expect a profit from amounts received from the Contract Maintenance Charge.

Premium Tax

      We may be required to pay state premium taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the premium taxes we incur with respect to a particular Contract from the Contributions, from amounts withdrawn, or from amounts applied on the Payment Commencement Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Transfer Fee


      There will be a $10 charge for each Transfer in excess of twenty-four Transfers in any calendar year. We do not expect a profit from the Transfer fee for excess Transfers.


Other Taxes

      Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Expenses of the Eligible Funds


      The value of the assets in the Investment Divisions reflect the value of Eligible Fund shares and therefore the fees and expenses paid by each Eligible Fund. A complete description of the fees, expenses, and deductions from the Eligible Funds are found in the Eligible Funds' prospectuses. (See "The Eligible Funds.") Current prospectuses for the Funds can be obtained by calling the Annuity Service Center at 800-355-1608, or by writing to the Annuity Service Center, P.O. Box 1700, Denver, Colorado 80201.


 ----------------------------------------------------------------------------

                          PAYMENT OPTIONS
 ----------------------------------------------------------------------------

Periodic Withdrawal Option

      The Owner may Request that all or part of the Annuity Account Value be applied to a Periodic Withdrawal Option. The amount applied to a Periodic Withdrawal is the Annuity Account Value, less Premium Tax, if any.

     In Requesting Periodic Withdrawals, the Owner must elect:

     -    The withdrawal frequency of either 12-, 6-, 3-, or 1-month intervals;

     -    A withdrawal amount; a minimum of $100 is required;

     -    The calendar day of the month on which withdrawals will be made;

     -    One withdrawal option; and

     - The allocation of withdrawals from the Owner's Variable Sub-Account(s) as follows:

     1) Prorate the amount to be paid across all Variable Sub-Accounts in proportion to the assets in each sub-account; or

     2) Select the Variable Sub-Account(s) from which withdrawals will be made. Once the Variable Sub-Accounts have been depleted, the Company will automatically prorate the remaining withdrawals against all remaining available Variable Sub-Accounts unless the Owner Requests the selection of another Variable Sub-Account.

      The Owner may elect to change the withdrawal option and/or the frequency once each calendar year.

      While Periodic Withdrawals are being received:

     1. the Owner may continue to exercise all contractual rights that are available prior to electing an annuity option, except that no Contributions may be made;
     2. the Owner may keep the same  investment options as were in force before  periodic  withdrawals  began;  and
     3    charges and fees under the Contract continue to apply.

      Periodic Withdrawals will cease on the earlier of the date:

     1. the amount elected to be paid under the option selected has been reduced to zero;

     2.   the Annuity Account Value is zero;

     3.   the Owner Requests that withdrawals stop; or

     4.   an Owner or the Annuitant dies.


      The Owner must elect one of the following three (3) withdrawal options:


            1. Income for a Specified Period for at least thirty-six (36) months
            - The Owner elects the duration over which withdrawals will be made. The amount paid will vary based on the duration; or

            2. Income of a Specified  Amount for at least thirty-six (36) months
            - The Owner elects the dollar amount of the withdrawals. Based on the amount elected, the duration may vary; or


            3. Any other form for a period of at least thirty-six (36) months - The Owner elects any other form of Periodic Withdrawal which is acceptable to the Company.


      If Periodic Withdrawals cease, the Owner may resume making Contributions. The Owner may elect to restart a Periodic Withdrawal program; however, the Company may limit the number of times the Owner may restart a Periodic Withdrawal program.

      Periodic withdrawals may be taxable and subject to withholding and, for withdrawals made prior to age 59 1/2, may be subject to a 10% federal tax penalty. A competent tax adviser should be consulted before a Periodic Withdrawal Option is requested. (See "Federal Tax Matters," for more information.)

Annuity Date


      The date annuity payments commence may be chosen when the Contract is purchased or at a later date. This date must be at least one year after the initial Contribution. In the absence of an earlier election, the date annuity payments commence is the first day of the month of the Annuitant's 91st birthday.


      If an option has not been elected within 30 days of the annuity commencement date, the Annuity Account Value held in the Variable Sub-Account(s) will be applied under Variable Annuity Payment Option 1, discussed below, to provide payments for life with a guaranteed period of 20 years.

Annuity Options

      An annuity option may be selected by the Owner when the Contract is purchased, or at a later date. This selection may be changed, by Request, at any time up to 30 days before the annuity date. In the absence of an election, payments will automatically commence on the annuity date as described above. The amount to be applied is the Annuity Account Value on the annuity date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If the amount is less than $2,000, the Company may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal. Payments may be elected to be received monthly, quarterly, semi-annually or annually. Payments to be made under the annuity payment option selected must be at least $50. The Company reserves the right to make payments using the most frequent payment interval which produces a payment of not less than $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from the Company.

      A single sum payment may be elected. If it is, then the amount to be paid is the Surrender Value. If the Owner elects a variable annuity with funds from the Owner's Variable Sub-Accounts, then the amount to be applied is the Annuity Account Value held in the Variable Sub-Account(s), as of the annuity commencement date, less any applicable Premium Tax.

Variable Annuity Payment Options

      Option  1:   Variable  Life
Annuity with Guarantee Period

      This option provides for payments during a designated period and thereafter throughout the life time of the Annuitant. The designated period may be 5, 10, 15 or 20 years. Upon death of the Annuitant, for each remaining designated period, the amounts payable under this payment option will be paid to the Beneficiary.

      Option  2:   Variable  Life
Annuity

      This annuity is payable during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments of the annuity options. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment was due. Upon the death of the Annuitant, all payments cease and no amounts are payable to the Beneficiary.


      Option  3:  Variable  Joint
and  One   Half   Last   Survivor
Annuity

      This annuity is payable during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. After death, and while the survivor is alive, the amount payable will be one-half the amount paid while both were living. It is possible that only one payment may be made if both died before the date on which the second payment was due. Upon the death of the survivor, all payments cease and no amounts are payable to the Beneficiary.

      Option  4:  Variable  Joint
and  One   Half   Last   Survivor
Annuity with Guarantee Period

     This annuity is payable during a designated period and thereafter throughout the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. The designated period may be 5, 10, 15 or 20 years. Upon death, for each remaining designated period, the amounts payable will be the full amount paid while both were alive. After the designated period and while the survivor is alive, the amount payable will be one-half the amount paid while both were living. Upon the death of the survivor, the amounts payable under each remaining designated period are payable to the Beneficiary. Upon the expiration of the designated period, all payments cease and no amounts are payable to the Beneficiary.

      Option  5:  Variable  Joint
and Full Survivor Annuity

      This annuity is payable during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. Upon the death of the survivor, all payments cease and no amounts are payable to the Beneficiary.

      Option  6:  Variable  Joint
and Full  Survivor  Annuity  with
Guarantee Period

      This annuity is payable during a designated period and thereafter throughout the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor. The designated period may be 5, 10, 15 or 20 years. Upon death, for each remaining designated period, the amounts payable will be the full amount paid while both were alive. Upon the death of the survivor, the amounts payable under each remaining designated period are payable to the Beneficiary. Upon the expiration of the designated period, all payments cease and no amounts are payable to the Beneficiary.

      Option 7:  Any Other Form

      Any other form of variable annuity which is acceptable to the Company.


     Variable annuity payment options are subject to the following provisions:

      Amount of First Payment


      The dollar  amount of the first monthly  payment under a variable  annuity payment option will be determined by applying the total value of the Accumulation Units credited under the Contract valued as of the fifth Valuation Date preceding the annuity commencement date (less any premium taxes) to the annuity tables contained in the Contract. Amounts shown in the tables are based on the 1983 Table (a) for Individual Annuity Mortality and modified with projection scale G with an assumed investment return of 5% per annum. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract. These Annuity Tables vary according to the form of annuity selected and according to the age of the Annuitant at the Annuity Commencement Date.

      At the annuity commencement date, the Annuitant is credited with Annuity Units for the Variable Sub-Account on which variable annuity payments are based. The number of Annuity Units to be credited is determined by dividing the amount of the first monthly payment by the value of an Annuity Unit as of the fifth Valuation Date prior to the annuity commencement date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such Units will vary with the value of the various underlying funds.

      The 5% interest rate stated above is the measuring point for subsequent annuity payments. If the actual Net Investment Factor (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, annuity payments will decrease. If the assumed rate of interest were to be increased, annuity payments would start at a higher level but would increase more slowly or decrease more rapidly.


      Amount  of  Payments  after
the First


      Payments   after  the  first  will  vary  depending  upon  the  investment experience of the Investment Divisions. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of Variable Sub-Account Annuity Units to be paid and (b) is the Variable Sub-Account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.


Transfers   After   the   Annuity
Commencement Date

      Once annuity payments have begun, Transfers may continue to be made among Investment Divisions. Transfers after the annuity commencement date will be made by converting the number of Annuity Units being Transferred to the number of Accumulation Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

               ***

      For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

      If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, the difference with interest may be deducted by the Company from the next payment or payments. If payments were too small, the difference with interest may be added by the Company to the next payment. This interest is at an annual effective rate which will not be less than the minimum interest rate allowed by law.

      Once payments start under the annuity form selected by the Owner: (a) no changes can be made in the annuity form, (b) no additional Contributions will be accepted under the Contract, and (c) no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

                                ***

      A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Qualified Contracts). State income tax withholding may also apply. (See "Federal Tax-Matters," below.)

 ----------------------------------------------------------------------------

                        FEDERAL TAX MATTERS
 ----------------------------------------------------------------------------

Introduction

      The following discussion is a general description of federal income tax considerations relating to the Contracts and is not intended as tax advice. Further, this discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

      The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") only. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of Contract, and on the tax status of the individual concerned.

Tax Status

      The Company is taxed as a life insurance company under Part I of Subchapter L of the Code.

Taxation of Annuities

In General

      Section 72 of the Code governs taxation of annuities in general. An Owner who is a natural person generally is not taxed on increases (if any) in the value of an Annuity Account Value until distribution occurs by withdrawing all or part of the Annuity Account Value (e.g., withdrawals or annuity payments under the annuity form elected). However, under certain circumstances, the Owner may be subject to taxation currently. In addition, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

      The Owner of any annuity contract who is not a natural person (e.g. a corporation) generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. The rule also does not apply in the following circumstances: (1) where the annuity Contract is acquired by the estate of a decedent, (2) where the Contract is a qualified funding asset for a structured settlement, and (3) where the Contract is purchased on behalf of an employee upon termination of a qualified plan. A prospective Owner that is not a natural person may wish to discuss these matters with a competent tax adviser.

      The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

      With respect to Non-Qualified Contracts, partial withdrawals, including Periodic Withdrawals, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

Annuity Payments

      Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds the "investment in the contract" will be taxed; after the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. If the annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty Tax


      In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the recipient of payments attains age 59 1/2; (2) made as a result of death or disability of the recipient of payments; or (3) made as part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Owner or the joint lives or life expectancies of the Owner and his or her designated beneficiary.

      If the penalty tax does not apply to a distribution as a result of the application of item (3) above, and the series of payments is subsequently modified (other than by reason of death or disability) before the Owner reaches age 59 1/2 or within five (5) years of the date of the first payment, whichever is later, the Owner is liable for the 10% penalty plus interest on all payments received before age 59 1/2. This penalty is imposed in the year the modification or discontinuance occurs. Other exemptions or tax penalties may apply to distributions from a non-qualified Contract. For more details regarding these exemptions or penalties consult a competent tax adviser.


Taxation    of   Death    Benefit
Proceeds

      Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution-at-Death Rules

      In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules: (A) if any Contract Owner dies on or after the date annuity payments commence, and before the entire interest in the Contract has been distributed, the remainder of his interest will not be distributed under a slower distribution schedule than that provided for in the method in effect on the Contract Owner's death; and (B) if any Contract Owner dies before the date annuity payments commence, his entire interest must generally be distributed within five years after the date of death provided that if such interest is payable to a designated Beneficiary, then such interest may be made over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments commence within one year after the Contract Owner's death. If the sole designated Beneficiary is the spouse of the Contract Owner, the Contract may be continued in the name of the spouse as Contract Owner. The designated Beneficiary is the natural person designated by the terms of the Contract or by the Contract Owner as the individual to whom ownership of the contract passes by reason of the Contract Owner's death. If the Contract Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Contract Owner.

Transfers,     Assignments,    or
Exchanges

      A Transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts

      All deferred, non-qualified annuity contracts that are issued by the Company (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. Amounts received under any such Contract may be taxable (and may be subject to the 10% Penalty
Tax) to the extent of the combined income in all such Contracts. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

Withholding

      Annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Possible Changes in Taxation

      In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Section 1035 Exchanges

      Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the original contract. Special rules apply to Contracts issued prior to August 14, 1982. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Seek Tax Advice

      The foregoing discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A COMPETENT TAX ADVISER SHOULD BE CONSULTED FOR FURTHER INFORMATION.

 ----------------------------------------------------------------------------

                      ASSIGNMENTS OR PLEDGES
 ----------------------------------------------------------------------------

      Generally, rights in the Contract may be assigned or pledged for loans at any time during the life of the Annuitant.

      If a Contract is assigned, the interest of the assignee has priority over the interest of the Owner and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

      A copy of any assignment must be submitted to the Company at the Annuity Service Center. Any assignment is subject to any action taken or payment made by the Company before the assignment was processed. The Company is not responsible for the validity or sufficiency of any assignment.

      If any portion of the Annuity Account Value is assigned or pledged for a loan, it may be treated as a distribution. A competent tax adviser should be consulted for further information.

 ----------------------------------------------------------------------------

                         PERFORMANCE DATA
 ----------------------------------------------------------------------------

      From time to time, we may advertise yields and average annual total returns for the Investment Divisions. In addition, we may advertise the effective yield of the Money Market Investment Division. These figures will be based on historical information and are not intended to indicate future performance.

      The yield of the Money Market Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      The yield of an Investment Division (other than the Money Market Investment Division) refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

      The yield calculations do not reflect the effect of any Premium Tax that may be applicable to a particular Contract. To the extent that premium taxes are applicable to a particular Contract, the yield of that Contract will be reduced. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.


     For the 7 day Period Ended December 31, 1997 Investment Division Yield Effective Yield Maxim Money Market 4.75% 4.88%


      The average annual total return of an Investment Division refers to return quotations assuming an investment has been held in the Investment Division for various periods of time including, but not limited to, a period measured from the date the Investment Division commenced operations. When an Investment Division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Tax) as of the last day of each of the periods for which total return quotations are provided. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.


      The following table illustrates standardized and non-standardized average annual total return for the one, five and ten year periods (or since inception, as appropriate) ended December 31, 1997. Both the standardized and the non-standardized data reflect the deduction of all fees and charges under the Contract. However, the standardized data are calculated from the inception date of the Investment Division in the Series Account and the non-standardized data are calculated for periods preceding the inception date of the Investment Division in the Series Account. Certain Investment Divisions presently have no standardized data. Such data will be provided when it becomes available.

                                             Since      Inception Since      Inception
Investment Division                          Inception  Date in   Inception  Date of
                     One    Five     Ten     in         Investmentof         Underlying
                     Year   Years    Years   Investment Division  Underlying Fund
                                             Division             Fund

Janus Aspen
Flexible Income      11.20% N/A      N/A     N/A                  9.48%      9/13/93
Portfolio
Maxim T. Rowe Price
Equity/Income        28.18% N/A      N/A     24.32%     11/1/94   24.32%     11/1/94
Maxim INVESCO        25.47% N/A      N/A     26.14%     10/1/96   26.14%     10/1/96
Balanced
Dreyfus Stock Index  32.30% 19.11%   N/A     N/A                  15.27%     9/29/89
Fund
Maxim Growth Index   28.26% N/A      N/A     20.28%               20.28%     12/1/93
Neuberger & Berman
AMT Partners         30.60% N/A      N/A     N/A                  23.56%     3/22/94
Investments
Templeton
International Fund   13.38% 18.11%   N/A     N/A                  14.46%     5/1/92
(Class 1)


      The Contracts have been offered to the public only since , 1998. However, total return data may be advertised for as long a period of time as the Series Account has been active. The results for any period prior to the contracts being offered would be calculated as if the Contracts had been offered during that period (which they were not), deducting all recurring charges including the annual contract maintenance charge of not more than $30, and the daily mortality and expense risk charge of 0.50%.


      Performance information for any Investment Division reflects only the performance of a hypothetical Contract under which Annuity Account Value is allocated to an Investment Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Eligible Funds in which the Investment Division invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Reports and promotional literature may also contain other information including (1) the ranking of any Investment Division derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

      We may from time to time also disclose cumulative (non-annualized) total returns for the Investment Divisions. We may from time to time also disclose yield and standard total returns for any or all Investment Divisions.

      We may also advertise performance figures for the Investment Divisions based on the performance of an Eligible Fund prior to the time the Series Account commenced operations.

      For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


  ---------------------------------------------------------------------------

                         DISTRIBUTION OF THE CONTRACTS
 ----------------------------------------------------------------------------


     BenefitsCorp Equities, Inc. ("BCE") is the principal underwriter and distributor of the Contracts. BCE is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 8515 East Orchard, Englewood, Colorado 80111. BCE is an indirect wholly owned subsidiary of GWL&A. There are no commissions paid to dealers.


   ----------------------------------------------------------------------------

                    VOTING RIGHTS
   ----------------------------------------------------------------------------

      To the extent required by applicable law, all Eligible Fund shares held in the Series Account will be voted by the Company at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Funds shares in our own right, we may elect to do so.

      Before the annuity commencement date, you the Owner, have the voting interest. The number of votes which are available to you will be calculated separately for each of your Variable Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to a Contract will decrease as annuity payments are made.

      The number of votes of an Eligible Fund will be determined as of the date coincident with the date established by that Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.

      Shares as to which no timely instructions are received and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

      Each person or entity having a voting interest in a Investment Division will receive proxy material, reports and other material relating to the appropriate Eligible Fund.

      It should be noted that generally the Eligible Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

      Contract  Owners have
no  voting  rights  in  the
Company.

   ----------------------------------------------------------------------------

                         RIGHTS RESERVED BY THE COMPANY
   ----------------------------------------------------------------------------

      The Company reserves the right to make certain changes if, in its judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, the Company will obtain your approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes the Company may make include:

      - To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

      - To transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts; or to add, combine or remove Investment Divisions of the Series Account.

      - To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law.

      - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

      - To change the time or time of day at which a Valuation Date is deemed to have ended.

      - To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit the Company to take, including to change the way the Company assesses charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges which the Company has guaranteed.

   ----------------------------------------------------------------------------

                   LEGAL PROCEEDINGS
   ----------------------------------------------------------------------------

      There are at present no material legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. The Company is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which the Company is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of the Company.

   ----------------------------------------------------------------------------

                     LEGAL MATTERS
   ----------------------------------------------------------------------------


      Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP. The organization of the Company, the Company's authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Ruth B. Lurie, Vice President, Counsel and Associate Secretary of the Company.


   ----------------------------------------------------------------------------

                 AVAILABLE INFORMATION
   ----------------------------------------------------------------------------

      We have filed a registration statement ("Registration Statement") with the Commission under the 1933 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration
Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is hereby made to the Registration Statement and exhibits for further information relating to us and the Contracts. Statements contained in this Prospectus, as to the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the offices of the Commission located at 450 Fifth Street, N.W., Washington, D.C.

      The Statement of Additional Information contains more specific information relating to the Series Account and GWL&A. The Table of Contents of the Statement of Additional Information is set forth below:

     1. General Information

     2. Great-West Life & Annuity Insurance Company and Maxim Series Account

     3. Calculation of Annuity Payments

     4. Postponement of Payments

     5. Services

      6.    Withholding

     7. Calculation of Performance Data

     8. Financial Statements

      The Statement of Additional Information is incorporated in this prospectus in its entirety.




    1 The Contract Owner Transaction Expenses apply to each Contract, regardless of how the Annuity Account Value is allocated.


    2 There is a $10 fee for each transfer in excess of twenty-four in any calendar year.

    3 The Contract Maintenance Charge is a maximum of $30 and is currently waived for Contracts with an Annuity Account Value of at least $25,000. If your Annuity Account Value falls below $25,000 due to a withdrawal, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $25,000.


                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                              MAXIM SERIES ACCOUNT



                                 Contracts Under
                            Flexible Premium Deferred
                           Variable Annuity Contracts


                                    issued by


                  Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                            Englewood, Colorado 80111
                  Telephone: (800) 468-8661 (Outside Colorado)
                            (800) 547-4957 (Colorado)





                       STATEMENT OF ADDITIONAL INFORMATION





      This Statement of Additional  Information is not a Prospectus and should
be read in conjunction with the Prospectus, dated           ,  1998,  which is
available without charge by contacting the Annuity Service Center, P.O. Box 1700, Denver Colorado 80201 or at 1-800-xxx-xxxx.


                                      September 1, 1998

                                TABLE OF CONTENTS


                                                                            Page

GENERAL INFORMATION........................................................B-3
GREAT-WEST LIFE & ANNUITY
  AND THE MAXIM SERIES ACCOUNT.............................................B-3
CALCULATION OF ANNUITY PAYMENTS............................................B-3
POSTPONEMENT OF PAYMENTS...................................................B-4
SERVICES...................................................................B-4
      - Safekeeping of Series Account Assets...............................B-4
      - Experts............................................................B-4
      - Principal Underwriter..............................................B-5
WITHHOLDING................................................................B-5
CALCULATION OF PERFORMANCE DATA............................................B-5
FINANCIAL STATEMENTS.......................................................B-7

                                       B-7
                               GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                          AND THE MAXIM SERIES ACCOUNT

Great-West Life & Annuity Insurance Company (the "Company"), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of The Great-West Life Assurance Company, a stock life insurance company incorporated under the laws of Canada. The Great-West Life Assurance Company is in turn owned 86.4% by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is owned 68.1% by Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

      The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Investment Division may not be insulated from liability associated with another Investment Division

      Best's Insurance Reports has assigned the Company its highest financial strength and operating performance rating of A++. Duff & Phelps Corporation has assigned the Company their highest claims paying ability rating of AAA. Standard & Poor's Corporation has assigned the Company its second highest rating of AA+ for claims paying ability. Moody's Investors Service has assigned the Company an insurance and financial strength rating of Aa2.

                         CALCULATION OF ANNUITY PAYMENTS


            The Company converts the Accumulation Units for each of the Owner's Variable Sub-Accounts into Annuity Units for each Variable Sub-Account at their values determined as of the end of the Valuation Period which contains the Payment Commencement Date. The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by the sub-account's Annuity Unit Value on the fifth Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the annuity payment period.

            The first payment under a variable annuity payment option will be based on the value of each Variable Sub-Account on the fifth Valuation Date preceding the Payment Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the Payment Option. Payments after the first will vary depending upon the investment experience of the Variable Sub-Accounts. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each Variable Annuity Payment will be the sum of the Variable Annuity Payments for each Variable Sub-Account.

                            POSTPONEMENT OF PAYMENTS

            With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by the Annuity Service Center. However, the determination, application or payment of any death benefit, Transfer, full surrender, partial withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

                                    SERVICES

      A.    Safekeeping of Series Account Assets

            The assets of Maxim Series Account (the "Series Account") are held by Great-West Life & Annuity Insurance Company ("GWL&A"). The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the underlying funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $30 million (Canadian), which covers all officers and employees of GWL&A.

      B.    Experts

            Deloitte & Touche LLP performs certain accounting and auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.


     The consolidated balance sheets of GWL&A and subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, and the statement of assets and liabilities of Maxim Series Account as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period ended December 31, 1997, included in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing therein and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


      C.    Principal Underwriter

      The  offering  of  the  Contracts  is  made  on  a  continuous   basis  by
BenefitsCorp Equities, Inc. ("BCE"). BCE is a Delaware corporation and is a member of the National Association of Securities Dealers ("NASD"). The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety.

                                   WITHHOLDING

            Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

            Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

                         CALCULATION OF PERFORMANCE DATA

A.    Yield and Effective  Yield  Quotations for the Money Market  Investment
      Division

      The yield quotation for the Money Market Investment Division will be for the seven-day period and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

      The effective yield quotation for the Money Market Investment Division will be for the seven-day period and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

              EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7]-1.

      For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Participant accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Investment Division's mean account size. The specific percentage applicable to a particular withdrawal would depend on a number of factors including the length of time the Contract Owner has participated under the Contracts. (See "Charges and Deductions" in the Prospectus.) No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Investment Division and the Fund are excluded from the calculation of yield.


B. Total Return and Yield Quotations for All Investment Divisions (Other than Money Market)

      The total return quotations for all Investment Divisions, other than the Money Market, will be average annual total return quotations for the one-year period. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

      Where:      P =         a hypothetical initial payment of $1,000

                  T =   average annual total return

                  N =   number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

For purposes of the total return quotations for these Investment Divisions, the calculations take into effect all fees that are charged to the Contract Value , and for any fees that vary with the size of the account, the account size is assumed to be the respective Investment Divisions' mean account size. The calculations also assume a complete redemption as of the end of the particular period.

      The yield quotations for these Investment Divisions set forth in the Prospectus are based on the thirty-day period ended on December 31, 1997, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                           YIELD = 2[((a-b)cd +1)6 -1]

      Where:      a =   net investment  income earned during the period by the
                        corresponding portfolio of the Fund attributable to shares owned by the Investment Division.

                  b     =   expenses    accrued   for   the   period   (net   of
                        reimbursements).

                  c     =  the  average  daily  number  of  Accumulation   Units
                        outstanding during the period.

                  d = the maximum offering price per Accumulation Unit on the last day of the period.


For purposes of the yield quotations for these Investment Divisions, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Investment Divisions' mean account size.

                              FINANCIAL STATEMENTS

      The financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.










                              MAXIM SERIES ACCOUNT

                              Financial Statements

                MAXIM SERIES ACCOUNT OF
                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                  Financial Statements for the Years
                  Ended December 31, 1997 and 1996
                  and Independent Auditors' Report











INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Contract Owners of Maxim Series Account of Great-West Life & Annuity Insurance Company:


We have audited the accompanying statements of assets and liabilities of Maxim Series I, Maxim Series II and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, including each of the investment divisions. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maxim Series I, Maxim Series II and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.



February 12, 1998

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series I

ASSETS:                                         Shares             Cost             Value
                                            ----------------  ---------------  ----------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Money Market\Non-Qualified                  31,599    $        31,646  $        31,620
      Bond\Non-Qualified                          80,409            100,817           97,450
      Bond\Qualified                               5,004              5,994            6,065
      Stock Index\Qualified                        3,921             20,921           11,558
      Total Return\Non-Qualified                  34,979             41,259           55,056
                                                              ---------------  ----------------
  Total investments                                         $       200,637          201,749
                                                              ===============

  Other assets and liabilities:
    Premiums due and accrued                                                             387
    Due to Great-West Life & Annuity Insurance Company                                  (499)
    Other liabilities                                                                    (30)
                                                                               ----------------

NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)               $       201,607
                                                                               ================




























See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series II

ASSETS:                                        Shares             Cost              Value
                                           ----------------  ----------------  ----------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Money Market\Non-Qualified                 831,689   $       831,384   $       832,252
      Money Market\Qualified                     967,076           977,797           967,730
      Bond\Non-Qualified                       1,125,869         1,369,526         1,364,480
      Bond\Qualified                           1,198,889         1,460,779         1,452,975
      Stock Index\Non-Qualified                2,824,433         4,831,180         8,324,693
      Stock Index\Qualified                    3,543,051         5,801,289        10,442,738
      U.S. Government                          5,633,192         6,172,134         6,150,139
Securities/Non-Qualified
      U.S. Government                          3,289,464         3,626,615         3,591,332
Securities/Qualified
      Total Return/Non-Qualified               3,286,654         4,050,267         5,173,089
    American Century VP Funds -
      VP Capital Appreciation                     33,813           376,403           327,309
    American Century VP Funds - VP                51,473           356,557           424,138
Balanced
                                                             ----------------  ----------------
  Total investments                                        $    29,853,931        39,050,875
                                                             ================

Other assets and liabilities:
    Premiums due and accrued                                                             933
    Due to Great-West Life & Annuity Insurance                                       (90,499)
Company
    Other liabilities                                                                 (1,045)
                                                                               ----------------

=============================================================================
NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)               $    38,960,264
=============================================================================  ================





















See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series III

ASSETS:                                          Shares            Cost             Value
                                             ---------------  ----------------  ---------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Bond                                         74,004   $        88,815   $       89,687
      Corporate Bond                              285,497           339,697          342,055
      INVESCO ADR                                 321,828           440,682          476,436
      INVESCO Balanced                            329,826           407,287          415,183
      INVESCO Small-Cap Growth                    535,120           844,011          853,787
      Mid-Cap                                     503,122           731,797          781,461
      Money Market                                609,251           609,663          609,663
      Small-Cap Index                             196,606           249,982          247,487
      Small-Cap Value                              56,847            61,000           52,037
      Stock Index                               1,178,639         2,850,938        3,473,903
      Total Return                                368,125           516,374          579,418
      T. Rowe Price Equity/Income               1,174,067         1,733,470        2,066,560
      U.S. Government Securities                  138,390           148,658          151,090
    American Century VP Funds -
      VP Capital Appreciation                      20,049           203,292          194,075
    American Century VP Funds - VP                 37,121           268,650          305,875
Balanced
                                                              ================  ---------------
Total investments                                           $     9,494,316       10,638,717
                                                              ================

Other assets and liabilities:
  Premiums due and accrued                                                                83
  Due to Great-West Life & Annuity Insurance Company                                 (11,642)
                                                                                ---------------

NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)                $   10,627,158
==============================================================================  ===============


















See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Money                               Stock Index      Total
                                                      Market                                               Return
                                                    Investment             Bond            Investment    Investment
                                                     Division      Investment Division      Division      Division       Total
                                                    ------------ ------------------------- ------------  ------------
                                                    Non-QualifiedNon-Qualified Qualified    Qualified    Non-Qualified  Maxim I
                                                    ------------ ------------  ----------- ------------  ------------ -------------
Maxim Series I

INVESTMENT INCOME                                 $     1,590        5,955   $      370          649   $     2,684        11,248

EXPENSES- mortality and expense
  risks (Note 3)                                          387        1,178           75          132           629         2,401
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET INVESTMENT INCOME                                   1,203        4,777          295          517         2,055         8,847
                                                    ------------ ------------  ----------- ------------  ------------ -------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments                            161          (84)          72           194           343

    Net change in unrealized appreciation
    on investments                                                     350          116        2,114         7,647        10,227
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                         0          511           32        2,186         7,841        10,570
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $     1,203        5,288   $      327        2,703   $     9,896        19,417
                                                    ============ ============  =========== ============  ============ =============













See notes to financial statements.               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------


                                                          Money Market                   Bond                   Stock Index
                                                      Investment Division        Investment Division        Investment Division
                                                    -------------------------  -------------------------  -------------------------
                                                    Non-Qualified Qualified    Non-Qualified Qualified    Non-Qualified Qualified
                                                    ------------ ------------  ------------ ------------  ------------ ------------
Maxim Series II

INVESTMENT INCOME                                 $     50,600      51,204   $     91,880     106,367   $    468,277     588,149

EXPENSES- mortality and expense
  risks (Note 3)                                        13,839      13,985         20,899      24,757        106,417     134,474
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET INVESTMENT INCOME                                   36,761      37,219         70,981      81,610        361,860     453,675
                                                    ------------ ------------  ------------ ------------  ------------ ------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments                                       (17,212)    (76,854)       280,879     503,901

    Net change in unrealized appreciation
    on investments                                                                 26,710      81,299      1,335,382   1,563,542
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                          0           0          9,498       4,445      1,616,261   2,067,443
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $     36,761      37,219   $     80,479      86,055   $  1,978,121   2,521,118
                                                    ============ ============  ============ ============  ============ ============













See notes to financial statements.                                 (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           VP
                                             U.S. Government          Total Return      Capital           VP
                                               Securities              Investment     Appreciation     Balanced
                                           Investment Division          Division       Investment     Investment        Total
                                      ------------------------------  --------------
                                      Non-Qualified     Qualified     Non-Qualified     Division       Division        Maxim II
                                      ---------------  -------------  --------------  -------------  --------------  -------------
Maxim Series II

INVESTMENT INCOME                   $      401,071   $    244,718   $    253,304    $      5,904   $      20,469   $   2,281,943

EXPENSES- mortality and expense
  risks (Note 3)                            87,267         54,133         67,286           4,449           5,727         533,233
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET INVESTMENT INCOME                      313,804        190,585        186,018           1,455          14,742       1,748,710
                                      ---------------  -------------  --------------  -------------  --------------  -------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on            (29,726)       (24,598)       125,689           3,706          21,377         787,162
investments

    Net change in unrealized
appreciation
    (depreciation) on investments          138,013         90,538        625,603         (25,944)         17,382       3,852,525
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                 108,287         65,940        751,292         (22,238)         38,759       4,639,687
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS    $      422,091   $    256,525   $    937,310    $    (20,783)  $      53,501   $   6,388,397
                                      ===============  =============  ==============  =============  ==============  =============









See notes to financial statements.                          (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                      Corporate        INVESCO          INVESCO          INVESCO
                                        Bond             Bond            ADR           Balanced         Small-Cap        Mid-Cap
                                                                                                         Growth
                                     Investment       Investment      Investment      Investment       Investment       Investment
                                      Division         Division        Division        Division         Division         Division
                                   ---------------   -------------   -------------   --------------   --------------   -------------
Maxim Series III

INVESTMENT INCOME                $        5,161    $     25,652    $     10,207    $     14,365     $      49,971    $    30,767

EXPENSES- mortality and expense
  risks (Note 3)                          1,006           2,757           4,435           1,731             8,766         11,065
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INVESTMENT INCOME                     4,155          22,895           5,772          12,634            41,205         19,702
                                   ---------------   -------------   -------------   --------------   --------------   -------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on            (217)            898          11,495             296             7,796        (19,901)
investments

    Net change in unrealized
appreciation
    (depreciation) on                     1,001            (690)         13,460           8,044            58,307         50,491
investments
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                         784             208          24,955           8,340            66,103         30,590
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS        $        4,939    $     23,103    $     30,727    $     20,974     $     107,308    $    50,292
                                   ===============   =============   =============   ==============   ==============   =============













See notes to financial                                          (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                       Money          Small-Cap       Small-Cap          Stock            Total          T. Rowe
                                                                                                                          Price
                                       Market           Index           Value            Index           Return        Equity/Income
                                     Investment       Investment      Investment      Investment       Investment       Investment
                                      Division         Division        Division        Division         Division         Division
                                   ---------------   -------------   -------------   --------------   --------------   -------------
Maxim Series III

INVESTMENT INCOME                $       28,084    $     37,588    $     21,755    $    191,528     $      28,327    $   110,825

EXPENSES- mortality and expense
  risks (Note 3)                          6,802           2,533             430          34,695             6,450         18,728
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INVESTMENT INCOME                    21,282          35,055          21,325         156,833            21,877         92,097
                                   ---------------   -------------   -------------   --------------   --------------   -------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on                      5           6,399              94          80,860            21,955         25,531
investments

    Net change in unrealized
appreciation
    (depreciation) on                        (5)         (4,664)        (12,340)        485,887            59,714        237,954
investments
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                                1,735         (12,246)        566,747            81,669        263,485
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS        $       21,282    $     36,790    $      9,079    $    723,580     $     103,546    $   355,582
                                   ===============   =============   =============   ==============   ==============   =============













See notes to financial                                              (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                        U.S.              VP           VP Capital         Total
                                     Government
                                     Securities        Balanced       Appreciation        Maxim
                                     Investment       Investment       Investment        Series
                                      Division         Division         Division           III
                                   ---------------  ---------------   -------------   --------------
Maxim Series III

INVESTMENT INCOME                $        8,125   $       14,883    $      5,543    $    582,781

EXPENSES- mortality and expense
  risks (Note 3)                          1,622            3,588           2,825         107,433
                                   ---------------  ---------------   -------------   --------------

NET INVESTMENT INCOME                     6,503           11,295           2,718         475,348
                                   ---------------  ---------------   -------------   --------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on            (630)           2,743         (18,558)        118,766
investments

    Net change in unrealized
appreciation
    on investments                        2,279           23,884          10,242         933,564
                                   ---------------  ---------------   -------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                1,649           26,627          (8,316)      1,052,330
                                   ---------------  ---------------   -------------   --------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS $        8,152   $       37,922    $     (5,598)   $  1,527,678
                                   ===============  ===============   =============   ==============













See notes to financial           (Concluded)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
----------------------------------------------------------------------------------------------------------

                                     Money Market                              Bond
                                  Investment Division                   Investment Division
                                --------------------------------------------------------------------------
                                     Non-Qualified             Non-Qualified             Qualified
                                ------------------------  ------------------------  ---------------------
                                   1997         1996         1997         1996        1997         1996
                                -----------   ----------  -----------  -----------  ----------   ---------
Maxim Series I

FROM OPERATIONS:
  Net investment income       $    1,203    $    1,523  $    4,777   $    4,387   $     295    $     757
  Net realized gain (loss)
    on investments                                 (11)        161          142         (84)          (3)
  Net change in unrealized
    appreciation
(depreciation)
    on investments                                  11         350       (1,884)        116         (298)
                                -----------   ----------  -----------  -----------  ----------   ---------

      Increase in net assets
        resulting from             1,203         1,523       5,288        2,645         327          456
operations
                                -----------   ----------  -----------  -----------  ----------   ---------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments
    Redemptions                      (79)      (13,393)        (60)         (90)    (10,200)         (54)
  Net transfers
                                -----------   ----------  -----------  -----------  ----------   ---------

      Decrease in net assets
        resulting from unit          (79)      (13,393)        (60)         (90)    (10,200)         (54)
transactions
                                -----------   ----------  -----------  -----------  ----------   ---------

INCREASE (DECREASE) IN
NET ASSETS                         1,124       (11,870)      5,228        2,555      (9,873)         402

NET ASSETS:
  Beginning of year               30,443        42,313      92,013       89,458      15,998       15,596
                                -----------   ----------  -----------  -----------  ----------   ---------

  End of year                 $   31,567    $   30,443  $   97,241   $   92,013   $   6,125    $  15,998
                                ===========   ==========  ===========  ===========  ==========   =========






See notes to financial                                                                           (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     Stock Index               Total Return
                                 Investment Division       Investment Division               Total
                                -----------------------   -----------------------
                                      Qualified               Non-Qualified                 Maxim I
                                -----------------------   -----------------------   ------------------------
                                   1997        1996         1997         1996         1997          1996
                                -----------  ----------   ----------   ----------   ----------   -----------
Maxim Series I

FROM OPERATIONS:
  Net investment income       $      517   $       60   $    2,055   $    2,866   $    8,847   $    9,593
  Net realized gain on
    investments                       72           40          194          142          343          310
  Net change in unrealized
appreciation
    on investments                 2,114        1,396        7,647        1,229       10,227          454
                                -----------  ----------   ----------   ----------   ----------   -----------

      Increase in net assets
        resulting from             2,703        1,496        9,896        4,237       19,417       10,357
operations
                                -----------  ----------   ----------   ----------   ----------   -----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments
    Redemptions                      (38)         (26)         (30)         (30)     (10,407)     (13,593)
  Net transfers
                                -----------  ----------   ----------   ----------   ----------   -----------

      Decrease in net assets
        resulting from unit          (38)         (26)         (30)         (30)     (10,407)     (13,593)
transactions
                                -----------  ----------   ----------   ----------   ----------   -----------

INCREASE (DECREASE) IN
NET ASSETS                         2,665        1,470        9,866        4,207        9,010       (3,236)

NET ASSETS:
  Beginning of year                9,066        7,596       45,077       40,870      192,597      195,833
                                -----------  ----------   ----------   ----------   ----------   -----------

  End of year                 $   11,731   $    9,066   $   54,943   $   45,077   $  201,607   $  192,597
                                ===========  ==========   ==========   ==========   ==========   ===========







See notes to financial                                                                           (Continued)
statements.


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                              Money Market                                             Bond
                                           Investment Division                                  Investment Division
                            --------------------------------------------------  ----------------------------------------------------
                                 Non-Qualified               Qualified                Non-Qualified                Qualified
                            ------------------------  ------------------------- --------------------------  ------------------------
                               1997         1996         1997         1996          1997         1996          1997         1996
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

Maxim Series II

FROM OPERATIONS:
  Net investment income        36,761  $    45,979  $     37,219 $     40,293  $     70,981 $     82,503  $    81,610  $   110,809
  Net realized loss
   on investments                                                                   (17,212)     (28,915)     (76,854)     (18,981)
  Net change in unrealized
    appreciation
(depreciation) on
    investments                                                                      26,710       (7,476)      81,299      (27,583)
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

      Increase in net
assets
        resulting from         36,761       45,979        37,219       40,293        80,479       46,112       86,055       64,245
operations
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity
contract:
    Purchase payments           3,719       10,602        11,347        2,107         2,174        2,642        8,847        9,722
    Redemptions              (260,301)    (456,051)      (81,095)    (779,060)     (252,043)    (308,314)    (564,184)    (369,922)
  Net transfers               (49,859)    (117,915)      (42,689)      64,102       (70,940)     (68,278)    (312,933)     (68,489)
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

      Decrease in net
assets
        resulting from       (306,441)    (563,364)     (112,437)    (712,851)     (320,809)    (373,950)    (868,270)    (428,689)
unit transactions
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

DECREASE IN
NET ASSETS                   (269,680)    (517,385)      (75,218)    (672,558)     (240,330)    (327,838)    (782,215)    (364,444)

NET ASSETS:
  Beginning of year         1,100,066    1,617,451     1,040,950    1,713,508     1,601,544    1,929,382    2,231,683    2,596,127
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

  End of year                 830,386  $ 1,100,066  $    965,732 $  1,040,950  $  1,361,214 $  1,601,544  $ 1,449,468  $ 2,231,683
                            ===========  ===========  ===========  ============  ===========  ============  ===========  ===========





See notes to financial                                                                                                   (Continued)
statements.


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                 Stock Index                                 U.S. Government Securities
                                             Investment Division                                 Investment Division
                              --------------------------------------------------  --------------------------------------------------
                                   Non-Qualified               Qualified               Non-Qualified               Qualified
                              ------------------------  ------------------------  ------------------------  ------------------------
                                 1997         1996         1997         1996         1997         1996         1997         1996
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Maxim Series II

FROM OPERATIONS:
  Net investment income     $  361,860   $   36,421   $   453,675  $   46,707   $   313,804  $  327,841   $    190,585 $  220,465
  Net realized gain (loss)
    on investments             280,879      298,857       503,901     327,464       (29,726)    (52,580)       (24,598)   (21,782)
  Net change in unrealized
    appreciation
(depreciation) on
    investments               1,335,382     828,550     1,563,542    1,121,694      138,013    (120,325)        90,538    (95,024)
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Increase in net
assets
        resulting from        1,978,121    1,163,828    2,521,118    1,495,865      422,091     154,936        256,525    103,659
operations
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity
contract:
    Purchase payments           55,239       33,011       111,519      67,790         3,320       3,477          9,937     17,606
    Redemptions               (452,450)    (857,902)     (995,067)   (939,004)     (679,764)   (1,009,686)    (824,566)  (897,604)
  Net transfers                118,562      339,927       260,903      19,945         1,070    (206,183)      (107,087)  (140,529)
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Decrease in net
assets
        resulting  from       (278,649)    (484,964)     (622,645)   (851,269)     (675,374)   (1,212,392)    (921,716)  (1,020,527)
unit transactions
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN
NET ASSETS                    1,699,472     678,864     1,898,473     644,596      (253,283)   (1,057,456)    (665,191)  (916,868)

NET ASSETS:
  Beginning of year           6,606,105    5,927,241    8,520,268    7,875,672    6,388,820    7,446,276     4,247,972   5,164,840
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  End of year               $ 8,305,577  $ 6,606,105  $ 10,418,741 $ 8,520,268  $ 6,135,537  $ 6,388,820  $  3,582,781 $ 4,247,972
                              ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========






See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------
                                   Total Return               VP Capital
                                Investment Division          Appreciation              VP Balanced                  Total
                                   Non-Qualified         Investment Division       Investment Division             Maxim II
                               ----------------------  -------------------------  -----------------------  -------------------------
                                 1997         1996         1997         1996         1997        1996         1997         1996
                               ----------  ----------- ------------- -----------  -----------  ----------  ------------ ------------
Maxim Series II

FROM OPERATIONS:
  Net investment income      $   186,018 $  274,904  $      1,455   $   42,026  $    14,742  $    11,028 $ 1,748,710   $ 1,238,976
  Net realized gain
   on investments                125,689    147,014         3,706       12,701       21,377       14,357     787,162       678,135
  Net change in unrealized
    appreciation
(depreciation) on
    investments                  625,603      1,201       (25,944)     (79,472)      17,382        5,880   3,852,525     1,627,445
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

      Increase (decrease)
in net assets
        resulting  from          937,310    423,119       (20,783)     (24,745)      53,501       31,265   6,388,397     3,544,556
operations
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments            151,378     27,548        14,599       64,306       15,243        6,330     387,322       245,141
    Redemptions                 (458,152)  (497,539)      (25,916)     (69,788)     (68,363)     (63,230)  (4,661,901)   (6,248,100)
  Net transfers                  119,510     89,819         8,223       25,652       75,240       61,949
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

      Increase (decrease)
in net assets
        resulting  from         (187,264)  (380,172)       (3,094)      20,170       22,120        5,049   (4,274,579)   (6,002,959)
unit transactions
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

INCREASE (DECREASE) IN
NET ASSETS                       750,046     42,947       (23,877)      (4,575)      75,621       36,314   2,113,818     (2,458,403)

NET ASSETS:
  Beginning of year            4,411,091   4,368,144      350,408      354,983      347,539      311,225   36,846,446    39,304,849
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

  End of year                $ 5,161,137 $ 4,411,091 $    326,531   $  350,408  $   423,160  $   347,539 $ 38,960,264  $ 36,846,446
                               ==========  ==========  =============  ==========  ===========  ==========  ============  ===========







See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                          Bond                Corporate Bond             INVESCO ADR            INVESCO Balanced
                                  Investment Division       Investment Division      Investment Division      Investment Division
                                                                                                                      (A)
                                 -----------------------  ------------------------  -----------------------  -----------------------
                                    1997         1996        1997         1996         1997        1996         1997         1996
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------------------
Maxim Series III

FROM OPERATIONS:
  Net investment income        $    4,155   $    2,198      22,895   $   10,161   $    5,772          359  $   12,634   $       74
  Net realized gain (loss)
   on investments                    (217)         339         898          202       11,495        2,274         296
  Net change in unrealized
    appreciation
(depreciation) on
    investments                     1,001         (519)       (690)       2,860       13,460       18,790       8,044         (148)
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting  from             4,939        2,018      23,103       13,223       30,727       21,423      20,974          (74)
operations
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments              35,790       41,713     138,392      142,965      225,162      135,916     190,216        3,658
    Redemptions                    (6,161)         (13)     (4,961)      (1,089)      (8,885)      (1,932)       (203)
  Net transfers                    (4,377)      (2,926)     21,382         (946)      25,246       18,762     190,529        9,660
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

      Increase in net assets
resulting
        from unit transactions     25,252       38,774     154,813      140,930      241,523      152,746     380,542       13,318
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

INCREASE IN NET ASSETS             30,191       40,792     177,916      154,153      272,250      174,169     401,516       13,244

NET ASSETS:
  Beginning of year                59,395       18,603     163,773        9,620      203,668       29,499      13,244
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

  End of year                  $   89,586   $   59,395     341,689   $  163,773   $  475,918      203,668  $  414,760   $   13,244
                                 ===========  =========== ===========  ===========  =========== ===========  ===========  ==========
                                      (A)  The  Investment   Division  commenced
operations on October 31, 1996.






See notes to financial statements.                                                                                   (Continued)


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                        INVESCO
                                    Small-Cap Growth             Mid-Cap                Money Market             Small-Cap Index
                                  Investment Division      Investment Division       Investment Division       Investment Division
                                 -----------------------  -----------------------  ------------------------  -----------------------
                                    1997        1996         1997         1996        1997         1996         1997        1996
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income (loss) $    41,205     58,727   $   19,702   $   (9,118)     21,282   $    9,298   $   35,055   $   10,974
  Net realized gain (loss)
   on investments                    7,796     13,572      (19,901)      39,570           5                     6,399        3,379
  Net change in unrealized
    appreciation
(depreciation) on
    investments                     58,307    (53,489)      50,491      (36,244)         (5)           5       (4,664)      (1,228)
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting  from            107,308     18,810       50,292       (5,792)     21,282        9,303       36,790       13,125
operations
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments              187,569    368,120       93,958      931,515     342,544      303,515       55,155      119,823
    Redemptions                     (9,025)      (654)     (33,886)     (13,648)    (47,563)      (2,904)        (367)          (6)
  Net transfers                      9,949    111,723     (507,078)     (64,886)    (24,558)    (150,207)       3,422      (13,677)
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting from unit        188,493    479,189     (447,006)     852,981     270,423      150,404       58,210      106,140
transactions
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

INCREASE (DECREASE) IN
NET ASSETS                         295,801    497,999     (396,714)     847,189     291,705      159,707       95,000      119,265

NET ASSETS:
  Beginning of year                557,059     59,060     1,177,308     330,119     317,355      157,648      152,215       32,950
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

  End of year                  $   852,860    557,059   $  780,594   $ 1,117,308    609,060   $  317,355   $  247,215   $  152,215
                                 =========== ===========  ===========  =========== ===========  ===========  ===========  ==========






See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     Small-Cap Value             Stock Index              Total Return            T. Rowe Price
                                                                                                                  Equity/Income
                                   Investment Division       Investment Division      Investment Division      Investment Division
                                  -----------------------  ------------------------  -----------------------  ----------------------
                                     1997        1996         1997         1996        1997         1996         1997        1996
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income (loss)  $   21,325         (54)  $   156,833  $    19,350      21,877  $    24,233  $    92,097       26,491
  Net realized gain
   on investments                       94          20        80,860        9,347      21,955        1,683       25,531        9,095
  Net change in unrealized
    appreciation
(depreciation) on
    investments                    (12,340)      2,935       485,887      123,478      59,714          812      237,954       76,299
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

      Increase in net assets
        resulting  from              9,079       2,901       723,580      152,175     103,546       26,728      355,582      111,885
operations
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments               16,272       9,987       591,844    1,502,538     154,095      233,246      469,165      574,980
    Redemptions                       (213)        (20)     (103,538)     (12,057)     (3,673)        (935)     (32,432)      (7,079
  Net transfers                      5,879                   201,638      189,433     (65,868)      18,009      244,718       95,467
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

      Increase in net assets
resulting
        from unit transactions      21,938       9,967       689,944    1,679,914      84,554      250,320      681,451      663,368
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

INCREASE IN NET ASSETS              31,017      12,868     1,413,524    1,832,089     188,100      277,048    1,037,033      775,253

NET ASSETS:
  Beginning of year                 20,965       8,097     2,056,563      224,474     390,671      113,623    1,027,276      252,023
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

  End of year                   $   51,982      20,965   $ 3,470,087  $ 2,056,563     578,771  $   390,671  $ 2,064,309    1,027,276
                                  =========== ===========  ===========  =========== ===========  ===========  =========== ==========








See notes to financial                                                                                                    (Continued
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     U.S. Government            VP Balanced           VP Capital Growth               Total
                                        Securities                                       Appreciation
                                   Investment Division      Investment Division      Investment Division        Maxim Series III
                                  -----------------------  -----------------------  -----------------------  -----------------------
                                    1997         1996         1997        1996         1997         1996        1997         1996
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income         $    6,503  $     8,160  $   11,295   $    5,792  $     2,718  $    13,893     475,348  $   180,538
  Net realized gain (loss)
   on investments                     (630)      (3,256)      2,743        1,350      (18,558)      (2,953)    118,766       74,622
  Net change in unrealized
    appreciation (depreciation)
    on investments                   2,279       (1,320)     23,884       12,300       10,242      (22,156)    933,564      122,375
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

      Increase (decrease) in
net assets
        resulting from               8,152        3,584      37,922       19,442       (5,598)     (11,216)  1,527,678      377,535
operations
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments               61,892      166,825      30,157      171,225       95,085      156,340   2,687,296    4,862,366
    Redemptions                    (12,877)      (2,318)     (1,230)      (2,946)     (42,473)      (3,325)   (307,487)     (48,926)
  Net transfers                    (86,296)    (152,683)    (15,956)     (24,394)     (43,902)     (30,160)    (45,272)       3,175
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

      Increase (decrease) in
net assets
        resulting from unit        (37,281)      11,824      12,971      143,885        8,710      122,855   2,334,537    4,816,615
transactions
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

INCREASE (DECREASE) IN NET         (29,129)      15,408      50,893      163,327        3,112      111,639   3,862,215    5,194,150
ASSETS

NET ASSETS:
  Beginning of year                180,067      164,659     254,642       91,315      190,742       79,103   6,764,943    1,570,793
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

  End of year                   $  150,938  $   180,067  $  305,535   $  254,642  $   193,854  $   190,742   10,627,158 $ 6,764,943
                                  ==========  ===========  ===========  ==========  ===========  =========== ===========  ==========








See notes to financial statements.                                                                                        (Concluded

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-------------------------------------------------------------------

1.      HISTORY OF THE SERIES ACCOUNT

        The Maxim Series Account of Great-West Life & Annuity Insurance Company (the Series Account) is a separate account of Great-West Life & Annuity Insurance Company (the Company) and was established under Kansas law on June 24, 1981. In 1990, the Series Account was amended to conform to and comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940, as amended.

        The Series Account has various investment divisions which invest in shares of open-end management investment companies as follows:

              Investment Division                      Underlying Fund Investment
        --------------------------------  -----------------------------------------------------
        Maxim Series I:
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Bond                              Maxim Series Fund, Inc. - Bond
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           Total Return                      Maxim Series Fund, Inc. - Total Return
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities

        Maxim Series II:
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Bond                              Maxim Series Fund, Inc. - Bond
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities
           Total Return                      Maxim Series Fund, Inc. - Total Return
           VP Capital Appreciation           American   Century   VP   Funds   -  VP   Capital
                                                  Appreciation
           VP Balanced                       American Century VP Funds - VP Balanced

        Maxim Series III:
           Bond                              Maxim Series Fund, Inc. - Bond
           Corporate Bond                    Maxim Series Fund, Inc. - Corporate Bond
           INVESCO ADR                       Maxim Series Fund, Inc. - INVESCO ADR
           INVESCO Balanced                  Maxim Series Fund, Inc. - INVESCO Balanced
           INVESCO Small-Cap Growth          Maxim  Series  Fund,  Inc.  -  INVESCO  Small-Cap
                                                  Growth
           Mid-Cap                           Maxim Series Fund, Inc. - Mid-Cap
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Small-Cap Index                   Maxim Series Fund, Inc. - Small-Cap Index
           Small-Cap Value                   Maxim Series Fund, Inc. - Small-Cap Value
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           Total Return                      Maxim Series Fund, Inc. - Total Return
           T. Rowe Price Equity/Income       Maxim   Series   Fund,   Inc.  -  T.  Rowe  Price
                                                  Equity/Income
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities
           VP Balanced                       American Century VP Funds - VP Balanced
           VP Capital Appreciation           American   Century   VP   Funds   -  VP   Capital
                                                  Appreciation

        As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim I Series) were and will remain subject to the previous charges while contracts purchased after September 24, 1984 (Maxim II Series) are charged with the new amounts (see Note 3). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

        As of September 19, 1994, the Company began offering a new contract in the Series Account (Maxim III Series or MVP contracts). The administrative charges for these contracts differ from the administrative charges for contracts in the Maxim I Series and the Maxim II Series (see Note 3) and are therefore, accounted for separately.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies of the Series Account which are in accordance with the accounting principles generally accepted in the investment company industry:

        a. Security Transactions - Security transactions are recorded on the trade date. Cost of investments sold is determined on the basis of identified cost.

               Dividend income is accrued as of the ex-dividend date and expenses are accrued on a daily basis.

        b. Security Valuation - The investments in shares of the underlying funds are valued at the closing net asset value per share as determined by each portfolio at year end.

               The cost of investments represents shares of the underlying funds which were purchased by the Series Account. Purchases are made at the net asset value from net purchase payments or through reinvestment of all distributions from the underlying funds.

        c. Federal Income Taxes - The Series Account income is automatically applied to increase contract reserves. Under existing federal income tax law, this income is not taxed to the extent it is applied to increase reserves under a contract. The Company reserves the right to charge the Series Account for federal income taxes attributable to the Series Account if such taxes are imposed in the future.

        d.     Net  Transfers  -  Net  transfers   include   transfers   between
               investment divisions of the Series Account as well as transfers between other investment options of the Company.

3.      CHARGES UNDER THE CONTRACTS

        a. Contract Maintenance Charge - On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge of $30 for contracts purchased before September 24, 1984 and $35 for contracts purchased after September 24, 1984, as compensation for the administrative services provided to contract owners. To compensate the Company for administrative services for contracts issued after September 19, 1994, a contract maintenance charge of $27 is deducted from each participant account on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

        b. Charges Incurred for Total or Partial Surrenders - Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for contracts purchased after September 19, 1994, is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

        c. Deductions for Assumption of Mortality and Expense Risks - The Company deducts an amount, computed daily, from the
               --------------------------------------------------------
               net asset value of the Series Account investments, equal to an annual rate of 1.25% (1.00% allocable to mortality risk and .25% allocable to expense risk) for the contracts purchased before September 24, 1984. For contracts purchased after September 24, 1984 and through September 19, 1994, the annual rate is 1.4% (1.0% allocable to the mortality risk and .4% allocable to the expense risk). For contracts purchased after September 19, 1994, the annual rate is 1.25% (.85% allocable to the mortality risk and .4% allocable to the expense risk). This charge is designed to compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change.

        d. Deductions for Premium Taxes - The Company currently will pay any applicable premium tax or other tax, levied by any government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

4.      RELATED-PARTY SERVICES

        The Company's parent, The Great-West Life Assurance Company, served as investment advisor to Maxim Series Fund, Inc. through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, Inc., serves as investment advisor. Fees are assessed against the average daily net asset value of the Funds to compensate GW Capital Management, Inc. for investment advisory services.

5.      COMPONENTS OF NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL

        The following is a summary of the net assets applicable to outstanding units of capital at December 31, 1997, for each investment division.

                                                                               Total Maxim
                                                                                    I
                                                                                 Variable
                                                                                 Annuity
         Maxim Series I                                                          Contract
                                                   Units       Unit Value      Liabilities
                                               -------------  ---------------  --------------
         NET ASSETS APPLICABLE TO
         OUTSTANDING UNITS OF CAPITAL:
         Investment Division:
            Money Market\Non-Qualified          1,398.9073  $      22.565418 $      31,567
            Bond\Non-Qualified                  2,727.8729         35.647170        97,241
            Bond\Qualified                      188.9743           32.411372         6,125
            Stock Index\Qualified               175.1807           66.965596        11,731
            Total Return\Non-Qualified            2,299.9252       23.889028        54,943
                                                                               --------------

         TOTAL                                                               $     201,607
                                                                               ==============


5.      COMPONENTS OF NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL
        [Continued]

        The following is a summary of the net assets applicable to outstanding units of capital at December 31, 1997, for each investment division.



                                                                                Total Maxim
                                                                                     II
                                                                                  Variable
                                                                                  Annuity
          Maxim Series II                                                         Contract
                                                  Units         Unit Value      Liabilities
                                               -------------  ---------------  --------------
          NET ASSETS APPLICABLE TO
         OUTSTANDING
          UNITS OF CAPITAL:
          Investment Division:
             Money Market\Non-Qualified          46,577.9056$      17.827890 $  830,386
             Money Market\Qualified              54,854.4038       17.605361    965,732
             Bond\Non-Qualified                  51,635.7422       26.361862    1,361,214
             Bond\Qualified                      54,547.8778       26.572392    1,449,468
             Stock Index\Non-Qualified          153,561.6091       54.086283    8,305,577
             Stock Index\Qualified              189,804.0565       54.892088    10,418,741
             U.S. Government                    244,602.7910       25.083675    6,135,537
         Securities/Non-Qualified
             U.S. Government                    144,275.8577       24.832852    3,582,781
         Securities/Qualified
             Total Return/Non-Qualified         211,352.1375       24.419609    5,161,137
             VP Capital Appreciation             25,957.2366       12.579566    326,531
             VP Balanced                         26,379.4943       16.041242    423,160
                                                                               --------------

          TOTAL                                                              $  38,960,264
                                                                               ==============

                                                                                Total Maxim
                                                                                    III
                                                                                 Variable
                                                                                  Annuity
         Maxim Series III                                                        Contract
                                                  Units         Unit Value      Liabilities
                                               -------------  ---------------  --------------
         NET ASSETS APPLICABLE TO
         OUTSTANDING UNITS OF CAPITAL:
         Investment Division:
            Bond                                 7,412.5558 $    12.085751   $      89,586
            Corporate Bond                      23,403.3005      14.600039         341,689
            INVESCO ADR                         31,948.0450      14.896622         475,918
            INVESCO Balanced                    32,937.6908      12.592263         414,760
            INVESCO Small-Cap Growth            44,396.7174      19.209978         852,860
            Mid-Cap                             49,565.3827      15.748774         780,594
            Money Market                        55,509.8768      10.972105         609,060
            Small-Cap Index                     14,918.0143      16.571551         247,215
            Small-Cap Value                      3,045.8716      17.066458          51,982
            Stock Index                        169,289.2268      20.497983       3,470,087
            Total Return                        36,689.1064      15.775021         578,771
            T. Rowe Price Equity/Income        106,469.2588      19.388777       2,064,309
            U.S. Government Securities          12,345.7811      12.225859         150,938
            VP Balanced                         20,447.2741      14.942560         305,535
            VP Capital Appreciation             16,591.5938      11.683859         193,854
                                                                               --------------

         TOTAL                                                               $  10,627,158
                                                                               ==============




6.      SELECTED DATA

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996, 1995, 1994, and 1993, by investment division:

                                 Money Market    Money Market        Bond             Bond         Stock Index    Total Return
        Maxim Series I           Non-Qualified     Qualified     Non-Qualified     Qualified        Qualified     Non-Qualified
        --------------
                                -------------------------------------------------------------------------------------------------

        1997
        Beginning Unit Value         $  21.71                       $  33.71        $  30.69         $  51.56        $  19.59
                                =================================================================================================

        Ending Unit Value            $  22.57                       $  35.65        $  32.41         $  66.97        $  23.89
                                =================================================================================================

        Number of Units              1,398.91                       2,727.87          188.97           175.18        2,299.93
        Outstanding
                                =================================================================================================

        1996
        Beginning Unit Value         $  20.92                       $  32.74        $  29.81         $  43.05        $  17.75
                                =================================================================================================

        Ending Unit Value            $  21.71                       $  33.71        $  30.69         $  51.56        $  19.59
                                =================================================================================================

        Number of Units              1,402.43                       2,729.57          521.33           175.85        2,301.42
        Outstanding
                                =================================================================================================

        1995
        Beginning Unit Value         $  20.04        $  20.01       $  28.77        $  26.21         $  32.29        $  14.65
                                =================================================================================================

        Ending Unit Value            $  20.92       $    0.00       $  32.74        $  29.81         $  43.05        $  17.75
                                =================================================================================================

        Number of Units              2,022.86            0.00       2,732.24          523.12           176.42        2,301.96
        Outstanding
                                =================================================================================================

        1994
        Beginning Unit Value         $  19.54        $  19.51       $  29.84        $  27.18         $  32.65        $  15.24
                                =================================================================================================

        Ending Unit Value            $  20.04        $  20.01       $  28.77        $  26.21         $  32.29        $  14.65
                                =================================================================================================

        Number of Units              2,027.25          718.03       2,735.02        2,001.77         1,700.61        2,303.69
        Outstanding
                                =================================================================================================

        1993
        Beginning Unit Value         $  19.23        $  19.21       $  27.83        $  25.36         $  30.10        $  13.75
                                =================================================================================================

        Ending Unit Value            $  19.54        $  19.51       $  29.84        $  27.18         $  32.65        $  15.24
                                =================================================================================================

        Number of Units              2,031.80          720.03       2,738.15        2,004.45         2,221.73        1,192.30
        Outstanding
                                =================================================================================================


                                                                    (Continued)

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:



                                 Money Market    Money Market       Bond           Bond       Stock Index   Stock Index
Maxim Series II                  Non-Qualified    Qualified     Non-Qualified    Qualified   Non-Qualified   Qualified
---------------
                                -----------------------------------------------------------------------------------------

1997
Beginning Unit Value                  $  17.18      $  16.96       $  24.97        $  25.17      $  41.48      $  42.10
                                ==========================================================================================

Ending Unit Value                     $  17.83      $  17.61       $  26.36        $  26.57      $  54.09      $  54.89
                                ==========================================================================================

Number of Units Outstanding        46,577.91       54,854.40      51,635.74       54,547.88    153,561.61     189,804.06
                                ==========================================================================================

1996
Beginning Unit Value                $  16.58        $  16.37       $  24.29        $  24.48      $  34.53      $  35.04
                                ==========================================================================================

Ending Unit Value                   $  17.18        $  16.96       $  24.97        $  25.17      $  41.48      $  42.10
                                ==========================================================================================

Number of Units Outstanding        64,049.31       61,373.56      64,147.08       88,677.28    159,266.26     202,398.63
                                ==========================================================================================

1995
Beginning Unit Value                 $ 15.90        $  15.71       $  21.37        $  21.54      $  25.81      $  26.19
                                ==========================================================================================

Ending Unit Value                   $  16.58        $  16.37       $  24.29        $  24.48      $  34.53      $  35.04
                                ==========================================================================================

Number of Units Outstanding        97,581.56      104,679.99      79,442.17      106,047.41    171,678.12     224,763.46
                                ==========================================================================================

1994
Beginning Unit Value                $  15.53        $  15.33       $  22.20        $  22.38      $  26.13      $  26.52
                                ==========================================================================================

Ending Unit Value                   $  15.90        $  15.71       $  21.37        $  21.54      $  25.81      $  26.19
                                ==========================================================================================

Number of Units Outstanding       125,420.05      127,897.77      95,366.99      113,313.38    219,588.42     263,158.31
                                ==========================================================================================

1993
Beginning Unit Value                $  15.31        $  15.12       $  20.74        $  20.90      $  24.12      $  24.48
                                ==========================================================================================

Ending Unit Value                   $  15.53        $  15.33       $  22.20        $  22.38      $  26.13      $  26.52
                                ==========================================================================================

Number of Units Outstanding       135,293.72      105,196.10     154,786.15      147,002.74    284,941.95     332,747.75

                                ==========================================================================================



                                  U.S.           U.S.
                               Government     Government                           VP
                               Securities     Securities     Total Return       Capital         VP
                              Non-Qualified     Qualified    Non-Qualified     Appreciation   Balanced

                              ----------------------------------------------   ---------------------------


Beginning Unit Value             $  23.44       $  23.20        $  20.05         $  13.19      $  14.04
                              =============================================   ===========================

Ending Unit Value                $  25.08       $  24.83        $  24.42         $  12.58      $  16.04
                              =============================================   ===========================

Number of Units Outstanding    244,602.79     144,275.86       211,352,14       25,957.24     26,379.49
                              =============================================   ===========================

1996
Beginning Unit Value             $  22.88       $  22.65        $  18.20         $  14.00      $  12.69
                              =============================================   ===========================

Ending Unit Value                $  23.44       $  23.20        $  20.05         $  13.19      $  14.04
                              =============================================   ===========================

Number of Units Outstanding    272,571.17     183,063.52      219,989.41        26,567.31     24,745.20
                              =============================================   ===========================

1995
Beginning Unit Value             $  19.98       $  19.78        $  15.04         $  10.82      $  10.62
                              =============================================   ===========================

Ending Unit Value                $  22.88       $  22.65        $  18.20         $  14.00      $  12.69
                              =============================================   ===========================

Number of Units Outstanding    325,518.95     228,062.15      239,974.08        25,359.37     24,517.40
                              =============================================   ===========================

1994
Beginning Unit Value             $  20.93       $  20.72        $  15.67         $  11.11      $  10.71
                              =============================================   ===========================

Ending Unit Value                $  19.98       $  19.78        $  15.04         $  10.82      $  10.62
                              =============================================   ===========================

Number of Units Outstanding    415,446.66     284,597.25      335,713.57        21,121.89     27,124.38
                              =============================================   ===========================

1993
Beginning Unit Value             $  19.41       $  19.21        $  14.16         $  10.20      $  10.08
                              =============================================   ===========================

Ending Unit Value                $  20.93       $  20.72        $  15.67         $  11.11      $  10.71
                              =============================================   ===========================

Number of Units Outstanding    649,198.60     417,423.10      438,337.99        44,619.57     33,951.49
                              =============================================   ===========================



        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:


                                                                                   INVESCO
                                                  Corporate   INVESCO    INVESCO  Small-Cap               Money    Small-Cap
         Maxim Series III                 Bond       Bond       ADR     Balanced    Growth    Mid-Cap     Market     Index
         ----------------
                                       ---------------------------------------------------------------------------------------
                                          (A)        (F)        (B)        (G)       (B)        (A)        (E)        (A)
         1997
         Beginning Unit Value            $  11.43   $  13.12   $  13.46   $  10.13  $  16.39   $  14.12   $  10.55   $  13.87
                                       =======================================================================================

         Ending Unit Value               $  12.09   $  14.60   $  14.90   $  12.59  $  19.21   $  15.75   $  10.97   $  16.57
                                       =======================================================================================

         Number of Units Outstanding     7,412.56  23,403.30  31,948.04  32,937.69 44,396.72  49,565.38  55,509.88  14,918.01
                                       =======================================================================================
         1996
         Beginning Unit Value            $  11.10   $  12.03   $  11.25   $  10.00  $  13.09   $  13.49   $  10.17   $  12.18
                                       =======================================================================================

         Ending Unit Value               $  11.43   $  13.12   $  13.46   $  10.13  $  16.39   $  14.12   $  10.55   $  13.87
                                       =======================================================================================

         Number of Units Outstanding     5,196.46  12,487.29  15,132.95   1,307.11 33,993.67  83,389.90  30,070.95  10,975.88
                                       =======================================================================================

         1995
         Beginning Unit Value           $    9.76   $  10.00   $  10.00             $  10.00   $  10.80   $  10.00  $    9.77
                                       =======================================================================================

         Ending Unit Value               $  11.10   $  12.03   $  11.25             $  13.09   $  13.49   $  10.17   $  12.18
                                       =======================================================================================

         Number of Units Outstanding     1,675.75     799.35   2,623.01             4,511.19  24,467.21  15,499.45   2,705.63
                                       =======================================================================================

         1994
         Beginning Unit Value            $  10.00                                              $  10.00              $  10.00
                                       =======================================================================================

         Ending Unit Value              $    9.76                                              $  10.80             $    9.77
                                       =======================================================================================

         Number of Units Outstanding       455.62                                              4,508.26                986.29
                                       =======================================================================================

                                       (A)  The  Investment  Division  commenced
                                       operations  on September  19, 1994,  at a
                                       unit value of $10.00.  (B) The Investment
                                       Division commenced  operations on January
                                       6, 1995,  at a unit value of $10.00.  (E)
                                       The   Investment    Division    commenced
                                       operations  on August 4, 1995,  at a unit
                                       value  of  $10.00.   (F)  The  Investment
                                       Division  commenced  operations on August
                                       8, 1995,  at a unit value of $10.00.  (G)
                                       The   Investment    Division    commenced
                                       operations on October 31, 1996, at a unit value of $10.00.



                                                          (Continued)

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:

                                                                         T. Rowe
                                                                          Price      U.S.                     VP
                                       Small-Cap    Stock      Total     Equity/  Government       VP      Capital
         Maxim Series III                Value      Index      Return    Income   Securities    Balanced  Appreciation
         ----------------
                                       ------------------------------------------------------------------------------
                                          (D)        (A)        (A)        (B)       (C)          (A)        (C)
         1997
         Beginning Unit Value            $  13.51   $  15.70   $  12.94   $  15.24  $  11.41    $  13.06   $  12.23
                                       ======================================================  ======================

         Ending Unit Value               $  17.07   $  20.50   $  15.78   $  19.39  $  12.23    $  14.94   $  11.68
                                       ======================================================  ======================

         Number of Units Outstanding     3,045.87 169,289.23  36,689.11 106,469.26 12,345.78   20,447.27  16,591.59
                                       ======================================================  ======================

         1996
         Beginning Unit Value            $  11.60   $  13.05   $  11.72   $  12.92  $  11.12    $  11.79   $  12.94
                                       ======================================================  ======================

         Ending Unit Value               $  13.51   $  15.70   $  12.94   $  15.24  $  11.41    $  13.06   $  12.23
                                       ======================================================  ======================

         Number of Units Outstanding     1,551.40 130,996.47  30,202.42  67,415.13 15,784.10   19,490.47  15,595.65
                                       ======================================================  ======================

         1995
         Beginning Unit Value            $  10.00  $    9.74  $    9.67   $  10.00  $  10.00   $    9.85   $  10.00
                                       ======================================================  ======================

         Ending Unit Value               $  11.60   $  13.05   $  11.72   $  12.92  $  11.12    $  11.79   $  12.94
                                       ======================================================  ======================

         Number of Units Outstanding       697.92  17,200.32   9,694.71  19,500.37 14,812.67    7,745.10   6,110.86
                                       ======================================================  ======================

         1994
         Beginning Unit Value                       $  10.00   $  10.00                         $  10.00
                                       ======================================================  ======================

         Ending Unit Value                         $    9.74  $    9.67                        $    9.85
                                       ======================================================  ======================

         Number of Units Outstanding                2,306.48   2,085.24                           199.55
                                       ======================================================  ======================

(A) The Investment Division commenced operations on September 19, 1994, at a unit value of $10.00. (B) The Investment Division commenced operations on January 6, 1995, at a unit value of $10.00. (C) The Investment Division commenced operations on January 18, 1995, at a unit value of $10.00. (D) The Investment Division commenced operations on March 9, 1995, at a unit value of $10.00.







                                                 (Concluded)

7.      CHANGE IN SHARES

        The following is a summary of the net change in the total investment shares held in each of the respective underlying funds:

                                                                      For the year ended
                                                                         December 31,
                                                                   --------------------------
                                                                      1997          1996
                                                                   ------------  ------------
        Maxim Series I
        Maxim Series Fund,  - Money Market/Non-Qualified               1,148       (11,832)
        Inc.
        Maxim Series Fund,  - Bond/Non-Qualified                       4,016         3,659
        Inc.
        Maxim Series Fund,  - Bond/Qualified                          (8,218)          600
        Inc.
        Maxim Series Fund,  - Stock Index/Qualified                      166            17
        Inc.
        Maxim Series Fund,  - Total Return/Non-Qualified               1,332         2,133
        Inc.

        Maxim Series II
        Maxim Series Fund,  - Money Market/Non-Qualified            (269,108)     (515,801)
        Inc.
        Maxim Series Fund,  - Money Market/Qualified                 (74,449)     (670,956)
        Inc.
        Maxim Series Fund,  - Bond/Non-Qualified                    (203,925)     (238,899)
        Inc.
        Maxim Series Fund,  - Bond/Qualified                        (653,984)     (257,873)
        Inc.
        Maxim Series Fund,  - Stock Index/Non-Qualified               27,647      (197,576)
        Inc.
        Maxim Series Fund,  - Stock Index/Qualified                  (64,079)     (371,549)
        Inc.
        Maxim Series Fund,  - U.S. Government                       (324,104)     (811,859)
        Inc.                Securities/Non-Qualified
        Maxim Series Fund,  - U.S. Government                       (671,370)     (734,240)
        Inc.                Securities/Qualified
        Maxim Series Fund,  - Total Return/Non-Qualified              (6,329)      (75,371)
        Inc.
        American Century    - VP Balanced                               (449)        4,825
        VP Funds
        American Century    - VP Capital Appreciation                  5,323         1,939
        VP Funds

        Maxim Series III
        Maxim Series Fund,  - Bond                                    24,697        40,149
        Inc.
        Maxim Series Fund,  - Corporate Bond                         144,376       132,764
        Inc.
        Maxim Series Fund,  - INVESCO ADR                            171,026       124,589
        Inc.
        Maxim Series Fund,  - INVESCO Balanced                       317,094        12,732
        Inc.
        Maxim Series Fund,  - INVESCO Small-Cap Growth               145,977       349,181
        Inc.
        Maxim Series Fund,  - Mid-Cap                               (319,575)      590,752
        Inc.
        Maxim Series Fund,  - Money Market                           291,754       159,940
        Inc.
        Maxim Series Fund,  - Small-Cap Index                         73,420        94,971
        Inc.
        Maxim Series Fund,  - Small-Cap Value                         40,030         9,228
        Inc.
        Maxim Series Fund,  - Stock Index                            308,321       774,415
        Inc.
        Maxim Series Fund,  - Total Return                            76,513       203,992
        Inc.
        Maxim Series Fund,  - T. Rowe Price Equity/Income            464,415       516,525
        Inc.
        Maxim Series Fund,  - U.S. Government Securities             (29,483)       47,132
        Inc.
        American Century    - VP Balanced                              3,312        27,455
        VP Funds
        American Century    - VP Capital Appreciation                  1,401        12,712
        VP Funds









                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                              Financial Statements


                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY




-------------------------------------------------------------------------------



                          CONSOLIDATED FINANCIAL STATEMENTS FOR THE
                         YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                             AND INDEPENDENT AUDITORS' STATEMENT

                    GREAT-WEST   LIFE   &   ANNUITY   INSURANCE   COMPANY   (A
                      wholly-owned subsidiary of The Great-West Life Assurance Company)

                      Consolidated Financial Statements for the
                      Years Ended December 31, 1997, 1996, and 1995 and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of The Great-West Life Assurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.




January 23, 1998

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1997 AND 1996
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

ASSETS                                                                     1997              1996
------
                                                                       --------------   ---------------

INVESTMENTS:
  Fixed Maturities:
    Held-to-maturity,  at amortized cost (fair value $2,151,476 and $     2,082,716   $    1,992,681
$2,041,064)
    Available-for-sale,  at fair value  (amortized  cost $6,541,422       6,698,629        6,206,478
and $6,151,519)
  Common stock                                                               39,021           19,715
  Mortgage loans on real estate, net                                      1,235,594        1,487,575
  Real estate, net                                                           93,775           67,967
  Policy loans                                                            2,657,116        2,523,477
  Short-term  investments,  available-for-sale  (cost  approximates         399,131          419,008
fair value)
                                                                       --------------   ---------------

      Total Investments                                                  13,205,982       12,716,901

Cash                                                                        126,278          125,182
Reinsurance receivable                                                       84,364          196,958
Deferred policy acquisition costs                                           255,442          282,780
Investment income due and accrued                                           165,827          198,441
Other assets                                                                121,543           57,244
Premiums in course of collection                                             77,008           74,693
Deferred income taxes                                                       193,820          214,404
Separate account assets                                                   7,847,451        5,484,631
                                                                       --------------   ---------------









TOTAL ASSETS                                                        $    22,077,715   $   19,351,234
                                                                       ==============   ===============



See notes to consolidated financial statements.



-------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY                                       1997              1996
------------------------------------
                                                                       --------------   ---------------

POLICY BENEFIT LIABILITIES:
    Policy reserves                                                  $   11,102,719   $   11,022,595
    Policy and contract claims                                              375,499          372,327
    Policyholders' funds                                                    165,106          153,867
    Experience refunds                                                       84,935           87,399
    Provision for policyholders' dividends                                   62,937           51,279

GENERAL LIABILITIES:
    Due to Parent Corporation                                               126,656          151,431
    Repurchase agreements                                                   325,538          286,736
    Commercial paper                                                         54,058           84,682
    Other liabilities                                                       605,032          488,818
    Undistributed earnings on
      participating business                                                141,865          133,255
    Separate account liabilities                                          7,847,451        5,484,631
                                                                       --------------   ---------------

      Total Liabilities                                                  20,891,796       18,317,020
                                                                       --------------   ---------------

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value,
       50,000,000 shares authorized:
            Series A, cumulative, 1500 shares authorized,
              liquidation value of $100,000 per share,
              600 shares issued and outstanding                              60,000           60,000
            Series B, cumulative, 1500 shares authorized,
              liquidation value of $100,000 per share,
              200 shares issued and outstanding                              20,000           20,000
            Series C, cumulative, 1500 shares authorized,
              none outstanding
            Series D, cumulative, 1500 shares authorized,
              none outstanding
            Series E, non-cumulative, 2,000,000
              shares authorized, issued, and outstanding,                    41,800           41,800
              liquidation value of $20.90 per share
    Common stock, $1 par value; 50,000,000 shares authorized;
       7,032,000 shares issued and outstanding                                7,032            7,032
    Additional paid-in capital                                              690,748          664,265
    Unrealized gains (losses) on securities available-for-sale, net          52,807           14,951
    Retained earnings                                                       313,532          226,166
                                                                       --------------   ---------------

      Total Stockholder's Equity                                          1,185,919        1,034,214
                                                                       --------------   ---------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $   22,077,715   $   19,351,234

                                                                       ==============   ===============


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                             1997            1996            1995
                                                         -------------   -------------   -------------
REVENUES:
  Annuity contract charges and premiums                $     115,054   $      91,881   $      79,816
  Life, accident, and health premiums earned (net of
premiums
    ceded (recaptured) totaling $(94,646), $(104,250)
    and $60,880)                                           1,163,855       1,107,367         987,611
  Net investment income                                      897,572         836,642         835,046
  Net realized gains (losses) on investments                   9,800         (21,078)          7,465
                                                         -------------   -------------   -------------

                                                           2,186,281       2,014,812       1,909,938
                                                         -------------   -------------   -------------
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of reinsurance
    recoveries totaling $44,871, $52,675,
    and $43,574)                                             543,903         515,750         557,469
  Increase in reserves                                       245,811         229,198          98,797
  Interest paid or credited to contractholders               527,784         561,786         562,263
  Provision for policyholders' share of earnings
(losses)
    on participating business                                  3,753              (7)          2,027
  Dividends to policyholders                                  63,799          49,237          48,150
                                                         -------------   -------------   -------------

                                                           1,385,050       1,355,964       1,268,706

  Commissions                                                102,150         106,561         122,926
  Operating expenses                                         419,616         336,719         314,810
  Premium taxes                                               23,108          25,021          26,884
                                                                         -------------   -------------
                                                         -------------
                                                           1,929,924       1,824,265       1,733,326

INCOME BEFORE INCOME TAXES                                   256,357         190,547         176,612
                                                         -------------   -------------   -------------

PROVISION FOR INCOME TAXES:
   Current                                                   103,794          77,134          88,366
   Deferred                                                   (6,197)        (21,162)        (39,434)
                                                         -------------   -------------   -------------

                                                              97,597          55,972          48,932
                                                         -------------   -------------   -------------

NET INCOME                                             $     158,760   $     134,575   $     127,680
                                                         =============   =============   =============












See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                                         Additional  Unrealized
                                              Preferred Stock         Common Stock        Paid-In      Gains      Retained
                                  ---------------------- ---------------------
                                   Shares      Amount      Shares     Amount     Capital     (Losses)    Earnings       Total
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, JANUARY 1, 1995          2,000,800 $  121,800   7,032,000  $   7,032 $   657,265 $   (78,427) $    69,561 $   777,231

Change in net unrealized
gains (losses)                                                                                137,190                  137,190

Dividends                                                                                                  (48,980)    (48,980)

Net income                                                                                                 127,680     127,680
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1995        2,000,800    121,800   7,032,000      7,032     657,265      58,763      148,261     993,121

Change in net unrealized
gains (losses)                                                                                 (43,812)                 (43,812)

Capital contributions                                                               7,000                                7,000

Dividends                                                                                                  (56,670)    (56,670)

Net income                                                                                                 134,575     134,575
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1996        2,000,800    121,800   7,032,000      7,032     664,265      14,951      226,166   1,034,214

Change in net unrealized
gains (losses)                                                                                  37,856                   37,856

Capital contributions                                                              26,483                               26,483

Dividends                                                                                                  (71,394)    (71,394)

Net income                                                                                                 158,760     158,760
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1997        2,000,800 $  121,800   7,032,000  $   7,032 $   690,748 $    52,807  $   313,532 $ 1,185,919
                                  ==========  ========== ===========  ========  ==========  ===========  ==========  ============


See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                            1997             1996            1995
                                                        --------------   -------------   -------------

OPERATING ACTIVITIES:
    Net income                                        $      158,760   $      134,575  $      127,680
    Adjustments to reconcile net income to
      net cash provided by operating activities:
       Gain (loss) allocated to participating                  3,753               (7)          2,027
policyholders
       Amortization of investments                               409           15,518          26,725
       Realized losses (gains) on disposal of
investments
           and provisions for mortgage loans and              (9,800)          21,078          (7,465)
real estate
       Amortization                                           46,929           49,454          49,464
       Deferred income taxes                                  (6,224)         (20,258)        (39,763)
    Changes in assets and liabilities:
        Policy benefit liabilities                           498,114          358,393         346,975
        Reinsurance receivable                               112,594          136,966         (38,776)
        Accrued interest and other receivables                30,299           24,778         (17,617)
        Other, net                                            58,865           (8,076)          8,834
                                                        --------------   -------------   -------------
                 Net cash provided by operating              893,699          712,421         458,084
activities
                                                        --------------   -------------   -------------

INVESTING ACTIVITIES:
    Proceeds from sales, maturities, and
        redemptions of investments:
        Fixed maturities
             Held-to-maturity
                Sales                                                                          18,821
                Maturities and redemptions                   359,021          516,838         655,993
             Available-for-sale
                Sales                                      3,174,246        3,569,608       4,211,649
                Maturities and redemptions                   771,737          803,369         253,747
        Mortgage loans                                       248,170          235,907         260,960
        Real estate                                           36,624            2,607           4,401
        Common stock                                          17,211            1,888
    Purchases of investments:
        Fixed maturities
             Held-to-maturity                               (439,269)        (453,787)       (490,228)
             Available-for-sale                           (4,314,722)      (4,753,154)     (4,932,566)
        Mortgage loans                                        (2,532)         (23,237)           (683)
        Real estate                                          (64,205)         (15,588)         (5,302)
        Common stock                                         (29,608)         (12,113)         (4,218)
                                                        --------------   -------------   -------------
                 Net cash used in investing                 (243,327)        (127,662)        (27,426)
activities
                                                        --------------   -------------   -------------






                                                                                         (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                             1997            1996            1995
                                                         -------------   -------------   -------------

FINANCING ACTIVITIES:
   Contract withdrawals, net of deposits               $    (577,538)  $    (413,568)  $    (217,190)
   Due to Parent Corporation                                 (19,522)          1,457          (9,143)
   Dividends paid                                            (71,394)        (56,670)        (48,980)
   Net commercial paper repayments                           (30,624)           (172)         (4,832)
   Net repurchase agreements (repayments) borrowings          38,802         (88,563)       (191,195)
   Capital contributions                                      11,000           7,000
                                                         -------------   -------------   -------------
              Net cash used in financing activities         (649,276)       (550,516)       (471,340)
                                                         -------------   -------------   -------------

NET INCREASE (DECREASE) IN CASH                                1,096          34,243         (40,682)

CASH, BEGINNING OF YEAR                                      125,182          90,939         131,621
                                                         -------------   -------------   -------------

CASH, END OF YEAR                                      $     126,278   $     125,182   $      90,939
                                                         =============   =============   =============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
     Cash paid during the year for:
       Income taxes                                    $      86,829   $     103,700   $      83,841
       Interest                                               15,124          15,414          17,016






















See notes to consolidated financial statements.                     (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (Amounts in Thousands, except Share Amounts)
--------------------------------------------------------------------------------

1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        Organization - Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Great-West Life Assurance Company (the Parent Corporation). The Company is an insurance company domiciled in the State of Colorado. The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States.

        Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

        Investments - Investments are reported as follows:

        1. Management determines the classification of fixed maturities at the time of purchase. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost unless fair value is less than cost and the decline is deemed to be other than temporary, in which case they are written down to fair value and a new cost basis is established.

               Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the net unrealized gains and losses reported as a separate component of stockholder's equity. The net unrealized gains and losses in derivative financial instruments used to hedge available-for-sale securities are included in the separate component of stockholder's equity.

               The amortized cost of fixed maturities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts using the effective interest method over the estimated life of the related bonds. Such amortization is included in net investment income. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments.

        2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any valuation reserves. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

               The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb possible credit losses on its impaired loans and to provide adequate provision for any possible future losses in the portfolio. Management's judgement is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

        3. Real estate is carried at the lower of cost or fair value, net of costs of disposal. Effective January 1, 1996, the Company adopted SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The implementation of this statement had no material effect on the Company's financial statements.

        4. Investments in common stock are carried at fair value.

        5. Policy loans are carried at their unpaid balances.

        6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

        Gains and losses realized on disposal of investments are determined on a specific identification basis.

        Cash - Cash includes only amounts in demand deposit accounts.

        Deferred Policy Acquisition Costs - Policy acquisition costs, which consist of sales commissions and other costs that vary with and are primarily related to the production of new and renewal business, have been deferred to the extent recoverable. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $44,298, $47,089, and $48,054 in 1997, 1996, and 1995, respectively.

        Separate Account - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, Inc., both diversified, open-end management investment companies which are affiliates of the Company, shares of other external mutual funds, or government or corporate bonds.

        Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $5,741,596 and $5,242,753, at December 31, 1997 and 1996, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $5,346,516 and $5,766,533, at December 31, 1997 and 1996, respectively, are established at the contractholder's account value.

        Reinsurance - Policy reserves ceded to other insurance companies are carried as reinsurance receivable on the balance sheet (See Note 3). The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

        Policy and Contract Claims - Policy and contract claims include provisions for reported claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

        Participating Fund Account - Participating life and annuity policy reserves are $3,901,297 and $3,591,077 at December 31, 1997 and 1996,
        respectively. Participating business approximates 50.5% and 50.3% of the Company's ordinary life insurance in force and 91.1% and 92.2% of ordinary life insurance premium income at December 31, 1997 and 1996, respectively.

        The liability for undistributed earnings on participating business was increased (decreased) by $8,610 and $(3,362) in 1997 and 1996, which represented $3,753 and $(7) of gains (losses) on participating business, increases (decreases) of $2,102 and $(2,924) to reflect the net change in unrealized gains on securities classified as available-for-sale, net of certain adjustments to policy reserves and income taxes, and increases (decreases) of $2,755 and $(431) due to reinsurance transactions (See Note 2).

        The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Amounts allocable to participating policyholders are consistent with established Company practice.

        The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheet. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

        The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from the Parent under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA accrue solely for the benefit of the acquired participating policyholders.

        Recognition of Premium Income and Benefits and Expenses - Life insurance premiums are recognized as earned. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period. Benefits and expenses on policies with life contingencies are associated with premium income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. The average crediting rate on annuity products was approximately 6.6%, 6.8%, and 7.2% in 1997, 1996, and 1995.

        Income Taxes - Income taxes are recorded using the asset and liability approach which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of a valuation allowance, will be realized.

        Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker-dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee received or paid is amortized over the term of the related agreement and recognized as an adjustment to investment income.

        The Company will implement Statement of Financial  Accounting  Standards
        (SFAS) No. 125 "Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities" in 1998 as it relates to repurchase agreements and securities lending arrangements. Management estimates the effect of the change will not have a material affect on the Company's financial statements.

        Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk. Such hedging activity consists of interest rate swap agreements, interest rate floors and caps, foreign currency exchange contracts and equity swaps. The differential paid or received under the terms of these contracts are recognized as an adjustment to net investment income on the accrual method. Gains and losses on foreign exchange contracts are deferred and recognized in net investment income when the hedged transactions are realized.

        Interest rate swap agreements are used to convert the interest rate on certain fixed maturities from a floating rate to a fixed rate. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential. The differential represents the difference between current interest rates and an agreed-upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Equity swap transactions generally involve the exchange of variable market performance of a basket of securities for a fixed interest rate.

        Although derivative financial instruments taken alone may expose the Company to varying degrees of market and credit risk when used solely for hedging purposes, these instruments typically reduce overall market and interest rate risk. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur.

2.      RELATED-PARTY TRANSACTIONS

        On June 30, 1997 the Company recaptured all remaining pieces of an individual participating insurance block of business previously reinsured to the Parent Corporation on December 31, 1992. The Company recorded, at estimated fair value, the following at June 30, 1997 as a result of this transaction:

         Assets                                         Liabilities and  Stockholder's
                                                        Equity
         -------                                        -------------------------------

         Cash                            $   160,000    Policy reserves                  $   155,798
         Bonds                                17,975    Due to parent corporation              9,373
         Other                                    60    Deferred income taxes                  2,719
                            Undistributed earnings on
                          participating business (855)
                                                        Stockholder's equity                  11,000
                                           -----------                                     ----------
                                         $   178,035                                     $   178,035
                                           ===========                                     ==========

        On  October  31,  1996  the  Company  recaptured  certain  pieces  of an
        individual   participating   insurance  block  of  business   previously
        reinsured to the Parent  Corporation  on December 31, 1992.  The Company
        recorded,  at estimated fair value, the following at October 31, 1996 as a result of this transaction:

         Assets                                         Liabilities and  Stockholder's
                                                        Equity
         -------                                        -------------------------------

         Cash                            $   162,000    Policy reserves                  $   164,839
         Mortgages                            19,753    Due to parent corporation              9,180
         Other                                   118    Deferred income taxes                  1,283
                            Undistributed earnings on
                          participating business (431)
                                                        Stockholder's equity                   7,000
                                           ===========                                     ==========
                                         $   181,871                                     $   181,871
                                           ===========                                     ==========



        Effective January 1, 1997 all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. All related employee benefit plan assets and liabilities were also transferred to the Company (see Note 9). The transfer did not have a material effect on the Company's operating expenses as the costs associated with the employees and the benefit plans were charged previously to the Company under administrative service agreements between the Company and the Parent Corporation.

        Prior to January 1997, the Parent Corporation administered, distributed, and underwrote business for the Company and administered the Company's investment portfolio under various administrative agreements. As of January 1, 1997, the Company performs these services for the U.S. operations of the Parent Corporation. The following represents allocations between the two companies for services provided pursuant to these service agreements:

                                                                    Years Ended December 31,
                                                            -----------------------------------------
                                                               1997           1996           1995
                                                            -----------    -----------    -----------

          Investment management revenue (expense)        $        801   $    (14,800)  $    (15,182)

          Administrative and underwriting revenue               6,292       (304,599)      (301,529)
          (payments)

        At December 31, 1997 and 1996, due to Parent Corporation includes $8,957 and $31,639 due on demand and $117,699 and $119,792 of notes payable which bear interest and mature at various dates through December 31, 2005. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The due on demand to the Parent Corporation bears interest at the public bond rate (7.1% and 7.0% at December 31, 1997 and 1996, respectively) while the remainder bear interest at various rates ranging from 6.6% to 9.5%.

3.      REINSURANCE

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

        Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1997 and 1996, the reinsurance receivable had a carrying value of $84,364 and $196,958, respectively.

        Total reinsurance premiums assumed from the Parent Corporation were $1,712, $1,693, and $1,606 in 1997, 1996, and 1995, respectively.

        The  Company   considers   all  accident  and  health   policies  to  be
        short-duration contracts. The following schedule details life insurance in force and life and accident/health premiums:

                                     Assumed
                                                  Ceded       Primarily                   Percentage
                                                Primarily       From                      of Amount
                                                   to
                                   Gross       the Parent       Other          Net        Assumed to
                                   Amount      Corporation    Companies       Amount         Net
                                -------------  ------------  ------------  -------------  -----------

        December 31, 1997:
           Life insurance in
        force:
             Individual       $  24,598,679  $   4,040,398 $  3,667,235  $  24,225,516         15.1%
             Group               51,179,343                   2,031,477     53,210,820          3.8%
                                -------------  ------------  ------------  -------------
                 Total        $  75,778,022  $   4,040,398 $  5,698,712  $  77,436,336
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     361,093  $    (127,291)$     19,923  $     508,307          3.9%
             Accident/health        628,398         32,645       59,795        655,548          9.1%
                                -------------  ------------  ------------  -------------
               Total          $     989,491  $     (94,646)$     79,718  $   1,163,855
                                =============  ============  ============  =============

        December 31, 1996:
           Life insurance in
        force:
             Individual       $  23,409,823  $   5,246,079 $  3,482,118  $  21,645,862         16.1%
             Group               47,682,237                   1,817,511     49,499,748          3.7%
                                -------------  ------------  ------------  -------------
                 Total        $  71,092,060  $   5,246,079 $  5,299,629  $  71,145,610
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     334,127  $    (111,743)$     19,633  $     465,503          4.2%
             Accident/health        592,577          7,493       56,780        641,864          8.8%
                                -------------  ------------  ------------  -------------
               Total          $     926,704  $    (104,250)$     76,413  $   1,107,367
                                =============  ============  ============  =============

        December 31, 1995:
           Life insurance in
        force:
             Individual       $  22,388,520  $   7,200,882 $  3,476,784  $  18,664,422         18.6%
             Group               48,415,592                   1,954,313     50,369,905          3.9%
                                =============  ============  ============  =============
                 Total        $  70,804,112  $   7,200,882 $  5,431,097  $  69,034,327
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     339,342  $      51,688 $     21,028  $     308,682          6.8%
             Accident/health        623,626          9,192       64,495        678,929          9.5%
                                -------------  ------------  ------------  -------------
               Total          $     962,968  $      60,880 $     85,523  $     987,611
                                =============  ============  ============  =============





4.      NET INVESTMENT INCOME

         Net investment income is summarized as follows:

                                                               Years Ended December 31,
                                                    ------------------------------------------------
                                                         1997             1996            1995
                                                    ---------------  ---------------  --------------
           Investment income:
             Fixed maturities and short-term      $      633,975   $      601,913   $      591,561
         investments
             Mortgage loans on real estate               118,274          140,823          171,008
             Real estate                                  20,990            5,292            3,936
             Policy loans                                194,826          175,746          163,547
             Other                                        22,119            3,321
                                                    ---------------  ---------------  --------------

                                                         990,184          927,095          930,052

           Investment expenses, including
             interest on amounts charged
             by the Parent Corporation
             of $9,758, $11,282, and $10,778              92,612           90,453           95,006
                                                    ---------------  ---------------  --------------

           Net investment income                  $      897,572   $      836,642   $      835,046
                                                    ===============  ===============  ==============

5.      NET REALIZED GAINS (LOSSES) ON INVESTMENTS

         Net realized gains (losses) on investments are as follows:

                                                               Years Ended December 31,
                                                   -------------------------------------------------
                                                        1997             1996             1995
                                                   ---------------  ---------------  ---------------
           Realized gains (losses):
             Fixed Maturities                    $        15,966  $       (11,624) $        28,166
             Mortgage loans on real estate                 1,081            1,143            1,309
             Real estate                                     363                               (10)
             Provisions                                   (7,610)         (10,597)         (22,000)
                                                   ---------------  ---------------  ---------------

           Net realized gains (losses) on        $         9,800  $       (21,078) $         7,465
         investments
                                                   ===============  ===============  ===============





6.      SUMMARY OF INVESTMENTS

         Fixed maturities owned at December 31, 1997 are summarized as follows:


                                                        Gross       Gross     Estimated
                                           Amortized   Unrealized Unrealized    Fair    Carrying
                                             Cost       Gains      Losses      Value      Value
                                           ----------  ---------  ----------  --------- ----------

           Held-to-Maturity:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government       $   25,883  $    1,186 $      25   $   27,044    25,883
         Agencies - Other:
            Collateralized mortgage           5,006         174                  5,180     5,006
         obligations
            Public utilities                245,394      11,214         3      256,605   245,394
            Corporate bonds                1,668,710     57,036     3,069     1,722,677 1,668,710
            Foreign governments              10,268         659                 10,927    10,268
            State and municipalities        127,455       1,588                129,043   127,455
                                                       ---------  ----------  ---------
                                           ----------                                   ----------

                                         $ 2,082,716 $   71,857 $   3,097   $ 2,151,476 2,082,716


           Available-for-Sale:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government
         Agencies:
                   Collateralized        $  652,975  $   17,339 $     310   $  670,004    670,004
         mortgage obligations
                   Direct mortgage
         pass-through
                        certificates        917,216       7,911     2,668      922,459    922,459
                   Other                    297,337       1,794       244      298,887    298,887
            Collateralized mortgage         682,158      19,494     1,453      700,199    700,199
         obligations
            Public utilities                549,435       8,716     1,320      556,831    556,831
            Corporate bonds                3,265,039    107,740     4,350     3,368,429 3,368,429
            Foreign governments             131,586       4,115        60      135,641    135,641
            State and municipalities         45,676         503                 46,179     46,179
                                                                                        ----------
                                           ----------  ---------  ----------  ---------

                                         $ 6,541,422 $  167,612 $  10,405   $ 6,698,629 6,698,629
                                           ==========  =========  ==========  ========= ==========





6.      SUMMARY OF INVESTMENTS [Continued]

         Fixed maturities owned at December 31, 1996 are summarized as follows:


                                                        Gross       Gross     Estimated
                                           Amortized   Unrealized Unrealized    Fair     Carrying
                                             Cost       Gains      Losses      Value      Value
                                           ----------  ---------  ----------  ---------  ---------

           Held-to-Maturity:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government       $   10,935  $      630 $       106 $   11,459 $   10,935
         Agencies - Other:
            Public utilities                284,954      12,755         320    297,389    284,954
            Corporate bonds                1,634,745     41,195       7,360   1,668,580  1,634,745
            Foreign governments              12,577         556           3     13,130     12,577
            State and municipalities         49,470       1,051          15     50,506     49,470
                                                       ---------  ----------  ---------
                                           ----------                                    ---------

                                         $ 1,992,681 $   56,187 $     7,804 $ 2,041,064$ 1,992,681
                                           ==========  =========  ==========  =========  =========


           Available-for-Sale:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government
         Agencies:
                   Collateralized        $  658,612  $    8,058 $     3,700 $  662,970 $  662,970
         mortgage obligations
                   Direct mortgage
         pass-through
                        certificates        844,291       5,093      10,908    838,476    838,476
                   Other                    359,220         596       2,686    357,130    357,130
            Collateralized mortgage         614,773      13,619       3,553    624,839    624,839
         obligations
            Public utilities                628,382       6,523       5,375    629,530    629,530
            Corporate bonds                2,907,875     56,551       5,250   2,959,176  2,959,176
            Foreign governments             110,013       1,762       5,673    106,102    106,102
            State and municipalities         28,353          21         119     28,255     28,255
                                                                                         ---------
                                           ----------  ---------  ----------  ---------

                                         $ 6,151,519 $   92,223 $    37,264 $ 6,206,478$ 6,206,478
                                           ==========  =========  ==========  =========  =========

        The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

        In November 1995, the Financial Accounting Standards Board issued a special report entitled "A Guide to Implementation of Statement of Financial Accounting Standards No. 115 (SFAS No. 115) on Accounting for Certain Investments in Debt and Equity Securities". In accordance with the adoption of this guidance, the Company reassessed the classification of its investment portfolio in December 1995 and reclassed securities totalling $2,119,814 from held-to-maturity to available-for-sale. In connection with this reclassification, an unrealized gain, net of related adjustments, of $23,449 was recognized in stockholder's equity at the date of transfer.

        See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

        The amortized cost and estimated fair value of fixed maturity investments at December 31, 1997, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                 Held-to-Maturity          Available-for-Sale
                                             -------------------------  -------------------------
                                              Amortized    Estimated     Amortized    Estimated
                                                Cost       Fair Value      Cost       Fair Value
                                             ------------  -----------  ------------  -----------
        Due in one year or less            $   286,088   $   290,164  $   447,703   $   462,719
        Due after one year through five        787,376       809,237    1,182,390     1,209,692
        years
        Due after five years through ten       718,818       751,753      842,019       865,153
        years
        Due after ten years                    129,957       137,190      447,642       466,949
        Mortgage-backed securities               5,006         5,180    2,252,349     2,292,662
        Asset-backed securities                155,471       157,952    1,369,319     1,401,454
                                             ------------  -----------
                                                           ===========  ============  ===========
                                           $ 2,082,716   $ 2,151,476  $ 6,541,422   $ 6,698,629
                                             ============  ===========  ============  ===========

        Proceeds from sales of securities available-for-sale were $3,174,246, $3,569,608, and $4,211,649 during 1997, 1996, and 1995, respectively.
        The realized gains on such sales totaled $20,543, $24,919, and $39,755 for 1997, 1996, and 1995, respectively. The realized losses totaled $10,643, $40,748, and $15,516 for 1997, 1996, and 1995, respectively.
        During 1997, 1996, and 1995 held-to-maturity securities with an amortized cost of $0, $0, and $18,087 were sold due to credit deterioration with insignificant realized gains and losses.

        At December 31, 1997 and 1996, pursuant to fully collateralized securities lending arrangements, the Company had loaned $162,817 and $230,419 of fixed maturities, respectively.

        The Company engages in hedging activities to manage interest rate and exchange risk. The following table summarizes the 1997 financial hedge instruments:

                                              Notional          Strike/Swap
        December 31, 1997                      Amount              Rate               Maturity
        ---------------------------------  --------------- ----------------------  ---------------

        Interest Rate Floor              $ 100,000             4.5% (LIBOR)             1999
        Interest Rate Caps                 565,000         6.75% to 11.82%(CMT)     1999 to 2002
        Interest Rate Swaps                212,139            6.20% to 9.35%          01/98 to
                                                                                           02/2003
        Foreign    Currency     Exchange   57,168                   N/A               09/98 to
                Contracts                                                                  07/2006
        Equity Swap                        100,000                 5.64%               12/98

        The following table summarizes the 1996 financial hedge instruments:

                                              Notional          Strike/Swap
        December 31, 1996                      Amount              Rate               Maturity
        ---------------------------------  --------------- ----------------------  ---------------

        Interest Rate Floor              $ 100,000             4.5% [LIBOR]             1999
        Interest Rate Caps                 260,000         11.0% to 11.82%[CMT]     2000 to 2001
        Interest Rate Swaps                187,847            6.20% to 9.35%          01/98 to
                                                                                           02/2003
        Foreign    Currency     Exchange   61,012                   N/A               09/98 to
                Contracts                                                                  03/2003

        LIBOR  - London Interbank Offered Rate
        CMT    - Constant Maturity Treasury Rate


        The Company has established specific investment guidelines designed to emphasize a diversified and geographically dispersed portfolio of mortgages collateralized by commercial and industrial properties located in the United States. The Company's policy is to obtain collateral sufficient to provide loan-to-value ratios of not greater than 75% at the inception of the mortgages. At December 31, 1997 approximately 32% and 10% of the Company's mortgage loans were collateralized by real estate located in California and Michigan, respectively.

        The following represents impairments and other information with respect to impaired loans:

                                                                             1997         1996
                                                                          -----------  -----------

           Loans with related allowance for credit losses of $2,493 and  $  13,193   $   16,443
         $2,793
           Loans with no related allowance for credit losses                20,013       31,709
           Average balance of impaired loans during the year                37,890       39,064
           Interest income recognized [while impaired]                       2,428          923
           Interest income received and recorded [while impaired] using the cash
              basis method of recognition                                    2,484        1,130

        As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time alter the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms that are not impaired, aggregated $64,406, and $68,254 at December
        31, 1997, and 1996, respectively.

        The following table presents changes in the allowance for credit losses:

                                                   1997             1996               1995
                                              ---------------- ----------------   ----------------
         Balance, beginning of year         $      65,242           63,994     $       57,987                                     $
         Provision for loan losses                  4,521            4,470             15,877
         Chargeoffs                                (2,521)          (3,468)           (10,480)
         Recoveries                                                    246                610
                                              ================ ================   ================
         Balance, end of year               $      67,242           65,242     $       63,994                                     $
                                              ================ ================   ================

7.      COMMERCIAL PAPER

        The Company has a commercial paper program which is partially supported by a $50,000 standby letter-of-credit. At December 31, 1997, commercial paper outstanding has maturities ranging from 41 to 99 days and interest rates ranging from 5.6% to 5.8%. At December 31, 1996, maturities ranged from 49 to 123 days and interest rates ranged from 5.4% to 5.6%.





8.      ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following table provides estimated fair value for all assets and liabilities and hedge contracts considered to be financial instruments:

                                  December 31,
                                        -------------------------------------------------------
                                                  1997                         1996
                                       ----------------------------  --------------------------
                                                                                   Estimated
                                        Carrying       Estimated      Carrying        Fair
                                         Amount       Fair Value       Amount        Value
                                       ------------  --------------  -----------  -------------
        ASSETS:
          Fixed maturities and
        short-term
            investments              $ 9,180,476   $  9,249,235    $ 8,618,167  $  8,666,550
          Mortgage loans on real       1,235,594      1,261,949      1,487,575     1,506,162
        estate
          Policy loans                 2,657,116      2,657,116      2,523,477     2,523,477
          Common stock                    39,021         39,021         19,715        19,715

        LIABILITIES:
          Annuity contract reserves
            without life               5,346,516      5,373,818      5,766,533     5,808,095
                contingencies
          Policyholders' funds           165,106        165,106        153,867       153,867
          Due to Parent Corporation      126,656        124,776        151,431       154,479
          Repurchase agreements          325,538        325,538        286,736       286,736
          Commercial paper                54,058         54,058         84,682        84,682

         HEDGE CONTRACTS:
          Interest rate floor                 25             25             62           124
          Interest rate cap                  130            130            173           173
          Interest rate swaps              4,265          4,265          4,746         4,746
          Foreign currency exchange        3,381          3,381         (8,954)       (8,954)
                contracts
          Equity swaps                       856            856

        The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

        The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

        Mortgage loans fair value estimates generally are based on a discounted cash flow basis. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

        Policy loans accrue  interest  generally at variable rates with no fixed
        maturity  dates  and,  therefore,   estimated  fair  value  approximates
        carrying value.

        The fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current credited rates for similar products.

        The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

        The estimated fair value of due to Parent Corporation is based on discounted cash flows at current market spread rates on high quality investments.

        The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

        The estimated fair value of financial hedge instruments, all of which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net gain position for interest rates swaps are $0 and $160 of unrealized losses in 1997 and 1996, respectively. Included in the net loss position for foreign currency exchange contracts are $0 and $8,954 of loss exposures in 1997 and 1996, respectively.

9.      EMPLOYEE BENEFIT PLANS

        Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. See Note 2 for further discussion.

        The Company's defined benefit pension plan (pension plan) covers substantially all of its employees. The benefits are based on years of service, age at retirement, and the compensation during the last seven years of employment. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. Investments of the pension plan are managed by the Company and invested primarily in investment contracts and separate accounts.

        The Company's Parent had previously accounted for the pension plan under the Canadian Institute of Chartered Accountants (CICA) guidelines and had recorded a prepaid pension asset of $19,091. As generally accepted accounting principles do not materially differ from CICA guidelines and the transfer is between related parties, the prepaid pension asset was transferred at cost. As a result, the Company recorded the following effective January 1, 1997:

         Prepaid pension cost     $      19,091       Undistributed earnings   $       3,608
                                                      on
                                                          participating
                                                      business
                                                      Stockholder's equity            15,483
                                     ===============                              ==============
                                  $      19,091                                $      19,091
                                     ===============                              ==============

        The Company adopted Statement of Financial  Accounting  Standards (SFAS)
        No. 87, "Employers Accounting for Pensions" effective January 1, 1997, immediately following the transfer. The following table sets forth the pension plan's funded status and amounts at December 31, 1997, in accordance with SFAS No. 87:

         Actuarial present value of accumulated benefit obligation,
                 including vested benefits of $88,235                          $     91,387

         Actuarial present value of projected benefit obligation
                 for service rendered to date                                       112,331
         Plan assets at fair value                                                  162,422
                                                                                 --------------
         Plan assets in excess of projected benefit obligation                       50,091
         Unrecognized net (gain) loss from past experience
                 different from that assumed                                         (8,595)
         Unrecognized net obligation being recognized over 15 years                 (21,198)
                                                                                 --------------

         Prepaid pension cost included in other assets                         $     20,298
                                                                                 ==============

        The weighted-average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.5%, respectively.





        Components of net pension cost for the year ended December 31, 1997 were as follows:

          Service cost - benefits earned during the period                      $           5,491
          Interest accrued on projected benefit obligation                                  7,103
          Return on plan assets                                                           (28,072)
          Net amortization and deferral                                                    14,271
                                                                                   ---------------

          Net pension benefit                                                   $          (1,207)
                                                                                   ===============


        The Company also sponsors a post-retirement medical plan (medical plan) which provides health benefits to employees who have worked for 15 years and attained age 65 while in service with the Company. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company's policy will be to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Plan as of January 1, 1997 was not funded. The Parent Company was not required under CICA guidelines to record any liability related to the Plan.

        Effective  January 1, 1997,  on the date of  transfer,  the  Company has adopted SFAS No. 106,  "Post-retirement  Benefits Other Than  Pensions."
        The Company has elected to delay recognition of the unfunded accumulated
        post-retirement   benefit   obligation  and  has  set  up  a  transition
        obligation to be amortized over 20 years.

        The following table sets forth the medical plan status of December 31, 1997:

          Accumulated post-retirement benefit obligation:
             Retirees                                                           $         4,985
             Fully eligible active plan participants                                      2,438
             Other active plan participants                                              12,031
                                                                                   ---------------
                                                                                         19,454
          Unrecognized net gain (loss) from past experience different from               (1,500)
          that assumed
          Unrecognized net transition obligation at December 31, 1997,
             being recognized over 20 years                                             (15,352)
                                                                                   ---------------

          Accrued post-retirement benefit obligation included in other          $         2,602
          liabilities
                                                                                   ===============

        For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed. The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by 1% in each year would increase the accumulated post-retirement benefit obligation as of December 31, 1997 by $3,847.

        The weighted average discount rate used in determining the accumulated post-retirement benefit obligation was 7.0%.

        Components of net other post-retirement  benefit cost for the year ended
December 31, 1997 were as follows:

          Service cost - benefits earned during the year                        $       1,158
          Interest accrued on benefits obligation                                       1,191
          Net amortization and deferral                                                   808
                                                                                   ---------------

          Net other post-retirement benefit cost                                $       3,157
                                                                                   ===============

        The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of compensation. The Company matches 50% of the first 5% of participant contributions. Company contributions for the year ended December 31, 1997 totalled $3,475.

10.     FEDERAL INCOME TAXES

        The following is a reconciliation between the federal income tax rate and the Company's effective rate:

                                                         1997         1996         1995
                                                        --------     --------     --------
         Federal tax rate                                   35.0 %       35.0 %       35.0 %
         Change in tax rate resulting from:
            Settlement of prior years tax                   (6.5)        (4.7)
            Provision for contingencies                      8.4
            Change in valuation allowance                                 0.8         (7.8)
            Investment income not subject to                (0.3)        (1.0)        (0.5)
            federal tax
            State and environmental taxes                    0.6          0.7          0.7
            Other, net                                       0.9         (1.4)         0.3
                                                        ========     ========     ========
         Total                                              38.1 %       29.4 %       27.7 %
                                                        ========     ========     ========

        Temporary differences which give rise to the deferred tax assets and liabilities as of December 31, 1997 and 1996 are as follows:

                                                   1997                        1996
                                         --------------------------  --------------------------
                                          Deferred    Deferred Tax    Deferred    Deferred Tax
                                         Tax Asset     Liability     Tax Asset     Liability
                                         -----------  -------------  -----------  -------------
        Policyholder reserves             163,975   $              $  151,239   $
        Deferred policy acquisition                      47,463                      57,031
           costs
        Deferred acquisition cost          79,954                      70,413
           proxy tax
        Investment assets                   2,226                      35,658
        Net operating loss                  9,427                      12,295
           carryforwards
        Other                                            10,729         5,366
                                         -----------  -------------  -----------  -------------
             Subtotal                     255,582        58,192       274,971        57,031
        Valuation allowance                (3,570)                     (3,536)
                                         ===========  =============  ===========  =============
             Total Deferred Taxes         252,012   $    58,192    $  271,435   $    57,031
                                         ===========  =============  ===========  =============

        Amounts related to investment assets above include $30,085 and $8,530 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 1997 and 1996, respectively.

        The Company files a separate tax return and, therefore, losses incurred by subsidiaries cannot be offset against operating income of the Company. At December 31, 1997, the Company's subsidiaries have approximately $26,934 of net operating loss carryforwards, expiring through the year 2011. The tax benefit of subsidiaries' net operating loss carryforwards, net of a valuation allowance of $3,570 and $3,536 are included in the deferred tax assets at December 31, 1997 and 1996, respectively.

        The Company's valuation allowance was increased/(decreased) in 1997, 1996, and 1995 by $34, $1,463, and $(13,145), respectively, as a result of the re-evaluation by management of future estimated taxable income in the subsidiaries.

        Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

        Pursuant to a December 31, 1993 agreement between the Company and its Parent whereby the Company assumed responsibility for the Parent Corporation's income tax liability for fiscal years prior to 1994, the Company had previously recorded a contingent liability provision. The Company's 1997 and 1996 results of operations include a release of $47,750 and $25,600 from the provision, to reflect the resolution of certain tax issues related to 1990 - 1991 and 1988 - 1989 audit years, respectively, with the Internal Revenue Service (IRS). In addition, in 1997 the tax provision was increased for contingent items related to open tax years. The IRS is currently auditing tax years 1992 and 1993. In the opinion of Company management, the amounts paid or accrued are adequate; however, it is possible that the Company's accrued amounts may change as a result of the completion of the IRS audits.

11.     STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

        All of the Company's outstanding series of preferred stock are owned by the Parent Corporation. The dividend rate on the Series A Stated Rate Auction Preferred Stock (STRAPS) is 7.3% through December 30, 2002. The Series A STRAPS are redeemable at the option of the Company on or after December 29, 2002 at a price of $100,000 per share, plus accumulated and unpaid dividends.

        Through December 30, 1997, the Series B STRAPS had a dividend rate of 5.8%. Thereafter, short-term dividend periods of approximately 49 days will be in effect. The dividend rate for each short-term dividend period will be determined in accordance with a formula set out in the share conditions. The Series B STRAPS are redeemable at the option of the Company at the end of any short-term dividend period, at a price of $100,000 per share, plus accumulated and unpaid dividends.

        The Company's Series E 7.5% non-cumulative, non-redeemable preferred shares are redeemable by the Company after April 1, 1999. The shares are convertible into common shares at the option of the holder on or after September 30, 1999, at a conversion price negotiated between the holder and the Company or at a formula determined conversion price in accordance with the share conditions.

        The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                                   1997            1996             1995
                                               --------------  --------------  ---------------
                                                (Unaudited)

        Net Income                           $   181,312     $   180,634     $   114,931
        Capital and Surplus                      759,429         713,324         653,479

        The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado is subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 1997 were $759,429 and $180,834 (unaudited), respectively. The Company should be able to pay up to $180,834 (unaudited) of dividends in 1998.

        Dividends of $8,854, $8,587, and $9,217, were paid on preferred stock in 1997, 1996, and 1995, respectively. In addition, dividends of $62,540, $48,083, and $39,763, were paid on common stock in 1997, 1996 and 1995,
        respectively.   Dividends  are  paid  as  determined  by  the  Board  of
        Directors.

        The Company is involved in various legal proceedings which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.